Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam
AMT-Free
Insured Municipal
Fund*

7 | 31 | 05

Annual Report

* Formerly Putnam Tax-Free Insured Fund

[SCALE LOGO OMITTED]

PUTNAM INVESTMENTS

[GRAPHIC OMITTED: WATERFALL]

INCOME FUNDS

invest in bonds with
the goal of providing
a steady stream of
income over
time.


What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE, JUSTICE SAMUEL PUTNAM 1830]

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


Putnam
AMT-Free Insured
Municipal Fund

7 | 31 | 05

Annual Report

Message from the Trustees                            2
About the fund                                       4
Report from the fund managers                        7
Performance                                         12
Expenses                                            15
Portfolio turnover                                  17
Risk                                                18
Your fund's management                              19
Terms and definitions                               22
Trustee approval of management contract             24
Other information for shareholders                  29
Financial statements                                30
Federal tax information                             54
About the Trustees                                  55
Officers                                            61

Cover photograph: North Middle Falls, Silver Creek State Park, Oregon [C] Richard H. Johnson


Message from the Trustees

Dear Fellow Shareholder

During the period ended July 31, 2005, the stock market has continued to show confidence in the strength of the economy and corporate profits, even as the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, has begun to influence the performance of bonds and the pace of expansion. Abroad, stocks have performed even better than in the United States, despite weaker economic growth in most developed markets. However, the recent strength of the U.S. dollar against foreign currencies partially offset the effects of these gains. And in the last three weeks, investors have just begun to assess the magnitude of Hurricane Katrina's impact and how it will affect the U.S. economy. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

/S/GEORGE PUTNAM, III

George Putnam, III
President of the Funds

/S/JOHN A. HILL

John A. Hill
Chairman of the Trustees

September 21, 2005

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III AND JOHN A. HILL]


Putnam AMT-Free Insured Municipal Fund: seeking high current income free from federal taxes

[GRAPHIC OMITTED: IRS FORM]

IRS Form 6251 for the AMT may become as familiar as Form 1040.

Municipal bonds have long been popular investments because they provide income exempt from federal taxes, though capital gains are taxable. With Putnam AMT-Free Insured Municipal Fund, you get income exempt from traditional income tax as well as from the alternative minimum tax, or AMT.

The AMT is a federal tax that operates in parallel with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules -- and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2010, nearly every household with income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects such as housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund's portfolio team of four professionals, with a combined 55 years of experience, researches the municipal market to avoid buying bonds subject to the AMT. Pursuing the fund's mandate, they also keep the fund invested in high-quality bonds, favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team's goal is to provide an attractive level of income exempt from all federal taxes.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must "adjust" your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It's important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.


[GRAPHIC OMITTED: vertical bar chart: NUMBER OF AMT TAXPAYERS (MILLIONS)]

------------------------------------------------------------------------------
From "class tax" to "mass tax": By 2010, nearly one third of all taxpayers may be subject to the AMT.

2001         1.8364
2002         2.5639
2003         2.9958
2004         5.5181
2005        13.8391
2006        18.9
2007        21.9
2008        24.9
2009        27.9
2010        30.9

Number of AMT taxpayers (millions)

* Estimated

Will you owe the AMT?

                                         Chance that you will owe AMT
Your 2005 income                            in 2005         in 2010
------------------------------------------------------------------------------
$75,000-$100,000                               1%             49%
------------------------------------------------------------------------------
$100,000-$200,000                              7%             79%
------------------------------------------------------------------------------
$200,000-$500,000                             53%             94%
------------------------------------------------------------------------------
$500,000-$1,000,000                           37%             67%
------------------------------------------------------------------------------
$1,000,000+                                   25%             35%
------------------------------------------------------------------------------

Source for both graphs: Urban-Brookings Tax Policy Center Microsimulation Model (version 0305-3), March 2005.


Putnam AMT-Free Insured Municipal Fund invests in bonds that are insured as to timely payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or bonds that are rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended and may be appropriate for investors seeking high current income free from federal income tax.

------------------------------------------------------------------------------
Highlights

* For the year ended July 31, 2005, Putnam AMT-Free Insured Municipal Fund's class A shares returned 5.39% without sales charges.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 6.36%.

* The average return for the fund's Lipper category, Insured Municipal Debt Funds, was 5.24%.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

------------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 7/31/05

Since the fund's inception, average annual return is 6.90% at NAV and 6.65% at POP.*

------------------------------------------------------------------------------
                      Average annual return   Cumulative return
                          NAV       POP         NAV       POP
------------------------------------------------------------------------------
10 years                 5.45%     4.97%      70.00%    62.46%
------------------------------------------------------------------------------
5 years                  5.85      4.88       32.85     26.88
------------------------------------------------------------------------------
1 year                   5.39      0.69        5.39      0.69
------------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

* Derived from the historical performance of B shares (inception 9/9/85), adjusted for the applicable sales charge and lower operating expenses.


Report from the fund managers

The year in review

Your fund's performance benefited from the pre-refunding of several holdings during its fiscal year, which helped the fund perform in line with the average for its Lipper category. However, the fund underperformed its benchmark for the period, due in part to its defensive duration position. Duration is a measure of sensitivity to changes in interest rates, and we had shortened it to protect the fund in anticipation of rising rates. While short-term rates did rise, long-term rates fell so the positioning was not as beneficial as we had hoped. In addition, the fund's benchmark includes securities from the lower tiers of the investment-grade universe (down to Baa), while your fund invests in the highest-rated securities. Lower-rated bonds significantly outperformed higher-rated bonds for the period.

Market overview

Signs of accelerating economic growth and rising corporate profits prompted the Federal Reserve Board (the Fed) to increase the federal funds rate eight times during the 12 months ended July 31, 2005, in gradual increments of 0.25%. The Fed uses interest-rate increases in an effort to rein in economic growth and limit inflationary pressures. However, while yields on shorter-term securities rose in response to the Fed's moves, yields on longer-term bonds trended downward, causing a flattening of the yield curve as rates on both ends of the spectrum converged.

The same conditions that prompted the Fed to raise short-term interest rates -- an improving economy and rising corporate earnings -- were favorable for lower-rated bonds. With bond yields generally at historically low levels, and confidence buoyed by the growing economy, investors sought out lower-quality bonds, which typically carry higher yields because of their greater credit risk. Bonds at the lower end of the credit spectrum, including Ba- and B-rated bonds, turned in the strongest performance. Among uninsured bonds, and especially bonds rated Baa and below, yield spreads tightened, and bond prices rose. Certain sectors were also stronger than others. Based on continued favorable legal rulings, yields on tobacco settlement bonds generally declined during the period, and their prices rose accordingly. After underperforming earlier in the year, airline-related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing six-month period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect these bonds to be less sensitive to interest rate increases.

Strategy overview

Given our expectation for rising interest rates, your fund's portfolio duration was relatively short, or defensive. Investing in bonds with short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. As we had expected, the Fed increased short-term interest rates during the period. However, rates on long-term bonds unexpectedly trended downward, and the prices of these bonds rose as a result. Thus, the fund's participation in this rally was limited by its defensive duration position.

During the period, we positioned the fund to take advantage of the flattening of the yield curve. To accomplish this we sold bonds with short maturities and purchased those with longer maturities. We also entered into swap agreements, an active strategy in which we swapped a portion of the fixed interest payments received by the fund for floating-rate interest payments. This approach allowed us to reduce exposure to shorter-term securities, which were declining in price as short-term rates increased, and to focus more on longer maturities.

------------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/05.

------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                        6.36%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                       4.79%
------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                4.60%
------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)              6.67%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                   14.05%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                            24.78%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                               21.06%
------------------------------------------------------------------------------

The fund also benefited from our preference for bonds issued to fund new projects versus bonds issued to refinance existing projects. The benefit of owning "new money" bonds is that they can be pre-refunded -- an action that generally results in a rise in credit quality and price. Bonds issued after 1986 cannot be advance refunded more than once per the Tax and Equity Fiscal Responsibility Act of 1982 (TEFRA). We also increased the fund's exposure to the single-family housing sector during the period, as we expect this sector to outperform.

Your fund's holdings

Duration management and yield curve positioning are two key strategies we use to pursue your fund's objectives. Duration management is positioning the portfolio to benefit from falling, or protect it from rising, interest rates. Yield curve positioning involves adjusting the portfolio for flattening, steepening, or some other expected shift in the yield curve. Sector and security selection are two other important tools used by your fund's management team.


------------------------------------------------------------------------------
Comparison of the fund's maturity and duration

[GRAPHIC OMITTED: bar chart COMPARISON OF THE FUND'S MATURITY AND DURATION]

This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

                           as of 7/31/04  as of 1/31/2005   as of 7/31/2005

Average effective
maturity in years                7.3            6.4               6.8

Duration in years                5.4            5.1               5.1

Footnote reads:
Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


As discussed in the strategy section, we increased the fund's holdings in the single-family housing sector because we expect that this sector will outperform as rising interest rates should result in falling mortgage prepayment rates. During the period, we initiated a $2 million position in single-family mortgage bonds issued by Hawaii State Housing & Community Development Authority. As with any mortgage-backed security, this purchase involved extensive analysis of the cash flows of the underlying mortgages to assess and manage prepayment risk.

A preference for "new money" issues is another key element of our strategy. This strategy proved its worth during the period as, on an issue-specific basis, the fund benefited most from the pre-refunding of several bonds held in its portfolio. Pre-refunding occurs when an issuer raises money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds.

Among Aaa-rated insured issues, which make up a significant portion of the portfolio, the primary driver behind price appreciation in a pre-refunding is the shortening of the bond's time to maturity. Pre-refunded bonds are being priced to a shorter point on the yield curve, which results in a lower yield and a higher bond price.


------------------------------------------------------------------------------
Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 7/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

Aaa (94.6%)

A (2.7%)

VMIG1 (2.7%)

Three of the top five contributors to performance for the fiscal year were bonds that significantly appreciated in value as a result of pre-refunding.

In July 2005, FGIC-insured Massachusetts State Special Obligation Dedicated Tax revenue bonds were pre-refunded. These bonds, which had original maturity dates ranging from 2022 to 2024, were pre-refunded to 2014. Similarly, in June 2005, FGIC-insured revenue bonds issued by the New Jersey Economic Development Authority were pre-refunded to 2013. This issue had an original maturity date of 2021. Finally, in April 2005, AMBAC-insured revenue bonds issued by the Center Grove Building Corporation in Indiana were pre-refunded to July 2011. These bonds had an original maturity date of 2026.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Based on sustained economic growth, we expect the Fed to continue to raise interest rates through 2005, a policy that will likely lead to rising bond yields. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion.

In light of current market conditions, we plan to maintain the fund's defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle. We have a positive view of the single-family housing sector and plan to add selectively to the fund's positions.

We will continue to search for the most attractive opportunities among insured, AAA-rated tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended July 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

-----------------------------------------------------------------------------
Fund performance

Total return for periods ended 7/31/05


---------------------------------------------------------------------------------------------
                    Class A              Class B             Class C             Class M
(inception dates)  (9/20/93)            (9/9/85)            (7/26/99)            (6/1/95)
---------------------------------------------------------------------------------------------
                  NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
---------------------------------------------------------------------------------------------
Annual average
(life of fund)   6.90%     6.65%     6.63%     6.63%     6.33%     6.33%     6.68%     6.51%
---------------------------------------------------------------------------------------------
10 years        70.00     62.46     63.49     63.49     56.95     56.95     65.34     60.01
Annual average   5.45      4.97      5.04      5.04      4.61      4.61      5.16      4.81
---------------------------------------------------------------------------------------------
5 years         32.85     26.88     29.02     27.02     27.70     27.70     30.83     26.58
Annual average   5.85      4.88      5.23      4.90      5.01      5.01      5.52      4.83
---------------------------------------------------------------------------------------------
1 year           5.39      0.69      4.71     -0.29      4.54      3.54      5.05      1.67
---------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

------------------------------------------------------------------------------
Change in the value of a $10,000 investment ($9,550 after sales charge)

Cumulative total return from 7/31/95 to 7/31/05

                  Putnam
             AMT-Free Insured
              Municipal Fund
              class A shares  Lehman Municipal
                 at POP         Bond Index

7/31/95           9,625           10,000
7/31/96          10,251           10,660
7/31/97          11,022           11,753
7/31/98          11,702           12,457
7/31/99          11,775           12,815
7/31/00          12,364           13,368
7/31/01          13,521           14,715
7/31/02          14,317           15,702
7/31/03          14,698           16,268
7/31/04          15,412           17,209
7/31/05         $16,246          $18,304

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,349 and $15,695, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,534 ($16,001 at public offering price). See first page of performance section for performance calculation method.

------------------------------------------------------------------------------
Comparative index returns

For periods ended 7/31/05

------------------------------------------------------------------------------
                                                  Lipper Insured
                           Lehman Municipal    Municipal Debt Funds
                              Bond Index         category average*
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.80%                7.15%
------------------------------------------------------------------------------
10 years                        83.04                67.11
Annual average                   6.23                 5.26
------------------------------------------------------------------------------
5 years                         36.93                31.24
Annual average                   6.49                 5.58
------------------------------------------------------------------------------
1 year                           6.36                 5.24
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 7/31/05 there were 53, 47, and 38 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
Fund price and distribution information

For the 12-month period ended 7/31/05


----------------------------------------------------------------------------------------
                       Class A          Class B          Class C          Class M
----------------------------------------------------------------------------------------
Distributions
(number)                    12               12               12               12
----------------------------------------------------------------------------------------
Income 1                $0.537755        $0.440366        $0.417820        $0.494352
----------------------------------------------------------------------------------------
Capital gains 1
----------------------------------------------------------------------------------------
Long-term               $0.080000        $0.080000        $0.080000        $0.080000
----------------------------------------------------------------------------------------
Short-term              $0.026000        $0.026000        $0.026000        $0.026000
----------------------------------------------------------------------------------------
Total                   $0.643755        $0.546366        $0.523820        $0.600352
----------------------------------------------------------------------------------------
Share value:          NAV       POP          NAV              NAV        NAV       POP
----------------------------------------------------------------------------------------
7/31/04              $14.92    $15.62      $14.94            $14.94     $14.96    $15.46
----------------------------------------------------------------------------------------
7/31/05               15.07     15.66*      15.09             15.09      15.11     15.62
----------------------------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------------------------
Current dividend
rate 2                3.65%     3.51%       3.00%             2.84%      3.38%     3.27%
----------------------------------------------------------------------------------------
Taxable equivalent 3  5.62      5.40        4.62              4.37       5.20      5.03
----------------------------------------------------------------------------------------
Current 30-day SEC
yield 4               2.90      2.79        2.25              2.07       2.59      2.50
----------------------------------------------------------------------------------------
Taxable equivalent 3  4.46      4.29        3.46              3.18       3.98      3.85
----------------------------------------------------------------------------------------


* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35.00% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


-------------------------------------------------------------------------------
Fund performance for most recent calendar quarter

Total return for periods ended 6/30/05


---------------------------------------------------------------------------------------------
                      Class A             Class B            Class C              Class M
(inception dates)    (9/20/93)           (9/9/85)           (7/26/99)            (6/1/95)
---------------------------------------------------------------------------------------------
                   NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
---------------------------------------------------------------------------------------------
Annual average
(life of fund)    6.96%     6.71%     6.68%     6.68%     6.39%     6.39%     6.74%     6.56%
---------------------------------------------------------------------------------------------
10 years         72.13     64.39     65.36     65.36     58.86     58.86     67.22     61.81
Annual average    5.58      5.10      5.16      5.16      4.74      4.74      5.28      4.93
---------------------------------------------------------------------------------------------
5 years          35.25     29.16     31.37     29.37     30.16     30.16     33.17     28.92
Annual average    6.22      5.25      5.61      5.29      5.41      5.41      5.90      5.21
---------------------------------------------------------------------------------------------
1 year            7.41      2.57      6.73      1.73      6.64      5.64      7.11      3.58
---------------------------------------------------------------------------------------------


Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

------------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from February 1, 2005, to July 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
                           Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Expenses paid per
$1,000*                      $4.13       $7.36       $8.10       $5.62
------------------------------------------------------------------------------
Ending value (after
expenses)                $1,008.60   $1,005.10   $1,004.10   $1,006.70
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

------------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2005, use the calculation method below. To find the value of your investment on February 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
How to calculate the expenses you paid
------------------------------------------------------------------------------
Value of your                                                        Total
investment on                   Expenses paid                        expenses
on 2/1/05      [DIV] $1,000   X per $1,000                         = paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000        [DIV] $1,000   x $4.13 (see table above)            = $41.30
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
                             Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Expenses paid per
$1,000*                        $4.16       $7.40       $8.15       $5.66
------------------------------------------------------------------------------
Ending value (after
expenses)                  $1,020.68   $1,017.46   $1,016.71   $1,019.19
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

------------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
                             Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio +                0.83%       1.48%       1.63%       1.13%
------------------------------------------------------------------------------
Average annualized
expense ratio for Lipper
peer group ++                  0.88%       1.53%       1.68%       1.18%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
Turnover comparisons

Percentage of holdings that change every year

------------------------------------------------------------------------------
                              2005      2004      2003      2002      2001
------------------------------------------------------------------------------
Putnam AMT-Free Insured
Municipal Fund                 13%       27%       43%       55%       37%
------------------------------------------------------------------------------
Lipper Insured Municipal
Debt Funds category
average                        48%       48%       61%       54%       49%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.


Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

------------------------------------------------------------------------------
Your fund's Overall Morningstar Risk

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk       0.22

Municipal bond
fund average           0.20

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan
McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.

------------------------------------------------------------------------------
Fund ownership by the Portfolio Leaders and Portfolio Member

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of July 31, 2005, and July 31, 2004.


-------------------------------------------------------------------------------------
                         $1--    $10,001-- $50,001-- $100,001-- $500,001-- $1,000,001
                 Year $0 $10,000 $50,000   $100,000  $500,000   $1,000,000 and over
-------------------------------------------------------------------------------------
David Hamlin     2005  *
-------------------------------------------------------------------------------------
Portfolio Leader 2004  *
-------------------------------------------------------------------------------------
Paul Drury       2005  *
-------------------------------------------------------------------------------------
Portfolio Member 2004  *
-------------------------------------------------------------------------------------
Susan McCormack  2005  *
-------------------------------------------------------------------------------------
Portfolio Member 2004  *
-------------------------------------------------------------------------------------
James St. John   2005  *
-------------------------------------------------------------------------------------
Portfolio Member 2004  *
-------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

------------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

------------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2005.


------------------------------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of July 31, 2005, and July 31, 2004.

------------------------------------------------------------------------------------------------
                                                     $1 -      $10,001 -    $50,001-    $100,001
                                Year          $0     $10,000   $50,000      $100,000    and over
------------------------------------------------------------------------------------------------
Philippe Bibi                   2005           *
------------------------------------------------------------------------------------------------
Chief Technology Officer        2004           *
------------------------------------------------------------------------------------------------
Joshua Brooks                   2005           *
------------------------------------------------------------------------------------------------
Deputy Head of
Investments                      N/A
------------------------------------------------------------------------------------------------
William Connolly                 N/A
------------------------------------------------------------------------------------------------
Head of Retail
Management                       N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                    2005           *
------------------------------------------------------------------------------------------------
Head of Investments             2004           *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.           2005                              *
------------------------------------------------------------------------------------------------
President and CEO               2004                              *
------------------------------------------------------------------------------------------------
Amrit Kanwal                    2005           *
------------------------------------------------------------------------------------------------
Chief Financial Officer         2004           *
------------------------------------------------------------------------------------------------
Steven Krichmar                 2005           *
------------------------------------------------------------------------------------------------
Chief of Operations             2004           *
------------------------------------------------------------------------------------------------
Francis McNamara, III           2005                    *
------------------------------------------------------------------------------------------------
General Counsel                 2004           *
------------------------------------------------------------------------------------------------
Richard Robie, III              2005           *
------------------------------------------------------------------------------------------------
Chief Administrative
Officer                         2004           *
------------------------------------------------------------------------------------------------
Edward Shadek                   2005           *
------------------------------------------------------------------------------------------------
Deputy Head of
Investments                      N/A
------------------------------------------------------------------------------------------------
Sandra Whiston                   N/A
------------------------------------------------------------------------------------------------
Head of Institutional
Management                       N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.



Terms and definitions

------------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

------------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

------------------------------------------------------------------------------
Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

------------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.

------------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 36th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund's custom peer group is smaller than the fund's broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds' current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

------------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered in formation comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst performing funds):

               One-year period     Three-year period     Five-year period
------------------------------------------------------------------------------
                   40th                   32nd                 30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

------------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

------------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.


Other information for shareholders

------------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

------------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

------------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



Financial statements

------------------------------------------------------------------------------
A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam AMT-Free Insured Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Insured Municipal Fund, formerly Putnam Tax-Free Insured Fund, (the "fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2005



The fund's portfolio 7/31/05
----------------------------------------------------------------------------------------------------------------------
Key to Abbreviations

AMBAC Indemnity Corporation
COP   Certificate of Participation
FGIC  Financial Guaranty Insurance Company
FNMA  Coll. Federal National Mortgage Association Collateralized
FSA   Financial Security Assurance
GNMA  Coll. Government National Mortgage Association Collateralized
G.O.  Bonds General Obligation Bonds
MBIA  MBIA Insurance Company
PSFG  Permanent School Fund Guaranteed
VRDN  Variable Rate Demand Notes
XCLA  XL Capital Assurance

----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (100.2%)*
----------------------------------------------------------------------------------------------------------------------
                                                                        Rating **     Principal amount           Value
----------------------------------------------------------------------------------------------------------------------
Alaska (2.3%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A
MBIA, 5.9s, 12/1/19                                                           Aaa           $4,170,000      $4,387,883
4.4s, 12/1/31                                                                 Aaa            4,190,000       4,255,113
                                                                                                             8,642,996
----------------------------------------------------------------------------------------------------------------------
Arkansas (0.5%)
Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s, 4/1/19                       Aaa            1,795,000       1,820,148
----------------------------------------------------------------------------------------------------------------------
California (10.6%)
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, AMBAC, 5 1/2s, 5/1/13 #                                        Aaa           12,000,000      13,455,840
CA State Public Wks. Board Rev. Bonds (Dept. Hlth. Svcs. Richmond
Laboratory), Ser. B, XLCA, 5s, 11/1/23                                        Aaa            2,445,000       2,581,309
CA Statewide Cmnty. Dev. Auth. COP (Motion Picture & TV Fund),
AMBAC, 5.35s, 1/1/24                                                          Aaa            3,000,000       3,019,590
Golden State Tobacco Securitization Corp. Rev. Bonds (Tobacco
Settlement), Ser. B, AMBAC, 5s, 6/1/38                                        Aaa            2,475,000       2,582,291
Grossmont-Cuyamaca, Cmnty. College Dist. G.O. Bonds (Election of
2002), Ser. B, FGIC, zero %, 8/1/17                                           Aaa            2,100,000       1,250,361
Los Angeles, Unified School Dist. G.O. Bonds (Election of 2004),
Ser. C, FGIC, 5s, 7/1/26                                                      Aaa            2,745,000       2,913,021
San Diego Cnty., Wtr. Auth. COP, FGIC, 5.681s, 4/23/08                        Aaa            7,000,000       7,501,900
San Diego, Unified School Dist. G.O. Bonds (Election of 1998),
Ser. E, FSA, 5 1/4s, 7/1/19                                                   Aaa            2,000,000       2,236,060
Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin.& Hldg.
Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17                                           Aaa            3,680,000       4,470,059
                                                                                                            40,010,431
----------------------------------------------------------------------------------------------------------------------
Colorado (2.6%)
CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider Pooled Loan
Program), Ser. A, FSA, 7 1/4s, 7/15/17                                        Aaa               66,000          66,205
Denver, City & Cnty. Arpt. Rev. Bonds, MBIA, 5 1/2s,11/15/25                  Aaa            5,000,000       5,197,000
Weld Cnty. School Dist. G.O. Bonds, FSA, 5 1/2s,12/1/19                       Aaa            4,000,000       4,390,840
                                                                                                             9,654,045
----------------------------------------------------------------------------------------------------------------------
Florida (8.0%)
Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC,
7.65s, 7/1/16                                                                 Aaa           13,675,000      18,282,928
Orlando & Orange Cnty., Expressway Auth. Rev. Bonds,FGIC, 8 1/4s,
7/1/14                                                                        Aaa            5,000,000       6,699,800
Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.Loan Program),
FSA, 7.15s, 11/1/15                                                           Aaa            3,935,000       5,056,318
                                                                                                            30,039,046
----------------------------------------------------------------------------------------------------------------------
Georgia (1.8%)
Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. &Fam. Hsg.
Project), MBIA, 5 1/4s, 11/1/20                                               Aaa            3,360,000       3,684,408
GA Muni. Elec. Auth. Rev. Bonds, AMBAC, 5s, 1/1/26                            AAA            2,500,000       2,631,850
GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC, 6.4s, 1/1/13             Aaa              415,000         481,674
                                                                                                             6,797,932
----------------------------------------------------------------------------------------------------------------------
Hawaii (0.5%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B, 3.7s, 1/1/22                                                          Aaa            2,000,000       1,993,860
----------------------------------------------------------------------------------------------------------------------
Illinois (7.5%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                            Aaa            5,500,000       6,059,240
Chicago, Board of Ed. G.O. Bonds, Ser. A, MBIA, 5 1/4s, 12/1/19               Aaa            1,500,000       1,621,950
Cicero, G.O. Bonds, Ser. A, XLCA, 5 1/4s, 1/1/21                              AAA            2,250,000       2,421,135
Cook Cnty., G.O. Bonds, Ser. D, AMBAC, 5 1/4s, 11/15/21                       Aaa            4,385,000       4,725,232
Du Page Cnty., Cmnty. High School Dist. G.O. Bonds (Dist. No. 108
- Lake Park), FSA, 5.6s, 1/1/20                                               Aaa            1,000,000       1,111,190
IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19                                  Aaa            5,000,000       5,447,300
Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC, 8s, 6/1/17                      Aaa            5,000,000       6,798,550
                                                                                                            28,184,597
----------------------------------------------------------------------------------------------------------------------
Indiana (5.4%)
Anderson, Indpt. School Bldg. Corp. G.O. Bonds (First Mtg.), FSA,
5 1/2s, 1/15/28                                                               AAA            1,655,000       1,828,394
Brownsburg Ind. 1999 School Bldg. Corp. Rev. Bonds (1st Mtge.), Ser. A, FSA
5 1/4s, 9/15/19                                                               AAA            3,465,000       3,777,543
5 1/4s, 9/15/18                                                               AAA            3,295,000       3,601,797
Center Grove, Bldg. Rev. Bonds, AMBAC, 5 1/2s, 1/15/26                        Aaa            6,605,000       7,353,875
Center Grove, Ind. Bldg. Corp. Rev. Bonds (First Mtg.), FGIC, 5s,
7/15/25                                                                       AAA            1,345,000       1,426,036
Evansville Vanderburgh Pub. Leasing Corp. Rev. Bonds (1st Mtge.),
MBIA, 5 3/4s, 7/15/18                                                         Aaa            1,000,000       1,133,200
IN State Hsg. Fin. Auth. Rev. Bonds (Single Family Mtge.), Ser. A-1, GNMA
Coll., FNMA Coll.
4.2s, 7/1/17                                                                  Aaa              260,000         260,374
4.15s, 7/1/16                                                                 Aaa              375,000         375,544
4.1s, 7/1/15                                                                  Aaa              115,000         115,167
3.95s, 7/1/14                                                                 Aaa              355,000         355,256
3.9s, 1/1/14                                                                  Aaa              250,000         250,170
                                                                                                            20,477,356
----------------------------------------------------------------------------------------------------------------------
Kentucky (2.3%)
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN (Baptist Hlth. Care),
Ser. C, 2.32s, 8/15/31                                                        A-1            8,600,000       8,600,000
----------------------------------------------------------------------------------------------------------------------
Louisiana (2.5%)
Ernest N. Morial-New Orleans Exhibit Hall Auth. Special Tax,
AMBAC, 5s, 7/15/20                                                            AAA            5,730,000       6,147,774
LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19                                  Aaa            3,000,000       3,262,830
                                                                                                             9,410,604
----------------------------------------------------------------------------------------------------------------------
Massachusetts (3.8%)
MA State Special Oblig. Dedicated Tax Rev. Bonds, FGIC
5 1/4s, 1/1/24                                                                Aaa            1,000,000       1,105,040
5 1/4s, 1/1/23                                                                Aaa            1,000,000       1,105,040
5 1/4s, 1/1/22                                                                Aaa           11,000,000      12,155,440
                                                                                                            14,365,520
----------------------------------------------------------------------------------------------------------------------
Michigan (7.3%)
Ann Arbor, Bldg. Auth. G.O. Bonds, Ser. A, MBIA, 5s, 3/1/19                   Aaa            1,470,000       1,584,748
Detroit, Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                             Aaa              720,000         778,349
Detroit, City School Dist. G.O. Bonds (School Bldg. & Site
Impt.), Ser. B, FGIC, 5s, 5/1/25                                              Aaa            7,990,000       8,408,356
Detroit, Swr. Disp. VRDN, Ser. B, FSA, 2.3s, 7/1/33                           VMIG1          1,800,000       1,800,000
Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth. Care), Ser. A,
MBIA, 5 1/2s, 1/15/17                                                         AAA              500,000         560,785
MI State Hosp. Fin. Auth. Rev. Bonds (Mercy Hlth. Svcs.), Ser. A,
AMBAC, 6s, 8/15/34                                                            Aaa            5,000,000       5,513,750
MI State Strategic Fund, Ltd. Rev. Bonds (Detroit Edison Co.), AMBAC
7s, 5/1/21                                                                    Aaa            4,000,000       5,280,320
4.85s, 9/1/30                                                                 Aaa            3,500,000       3,691,835
                                                                                                            27,618,143
----------------------------------------------------------------------------------------------------------------------
Mississippi (1.1%)
MS Dev. Bk. Special Obligation Rev. Bonds (Waste Wtr. & Solid Waste Mgt.),
Ser. A, FSA
5 3/8s, 2/1/19                                                                Aaa            1,855,000       2,036,382
5 3/8s, 2/1/18                                                                Aaa            1,755,000       1,930,202
                                                                                                             3,966,584
----------------------------------------------------------------------------------------------------------------------
Montana (0.5%)
Forsyth, Poll. Control Mandatory Put Bonds (Avista Corp.), AMBAC,
5s, 12/30/08                                                                  Aaa            1,725,000       1,800,072
----------------------------------------------------------------------------------------------------------------------
Nevada (2.4%)
Clark Cnty., Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                         Aaa            8,295,000       8,885,355
----------------------------------------------------------------------------------------------------------------------
New Hampshire (1.8%)
NH Muni. Bond Bank Rev. Bonds, Ser. C, MBIA, 5s, 3/15/25                      Aaa            1,195,000       1,262,195
NH State Tpk. Syst. Rev. Bonds, FGIC, 6.806s, 11/1/17                         Aaa            5,000,000       5,335,050
                                                                                                             6,597,245
----------------------------------------------------------------------------------------------------------------------
New Jersey (4.4%)
NJ Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction),   Ser. F, FGIC, 5 1/4s, 6/15/21                   Aaa           10,000,000      11,143,000
(Motor Vehicle), Ser. A, MBIA,   5s, 7/1/27                                   Aaa            5,000,000       5,321,400
                                                                                                            16,464,400
----------------------------------------------------------------------------------------------------------------------
New York (5.8%)
Nassau Cnty., Hlth. Care Syst. Rev. Bonds (Nassau Hlth. Care Corp.), FSA
6s, 8/1/13                                                                    Aaa            4,610,000       5,180,902
6s, 8/1/12                                                                    Aaa            2,285,000       2,567,974
Nassau Cnty., Interim Fin. Auth. Rev. Bonds, Ser. A, MBIA, 5s,
11/15/15                                                                      Aaa            1,500,000       1,661,385
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/25                 Aaa            1,000,000       1,058,450
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. B, AMBAC,
5s, 6/15/28                                                                   Aaa            3,000,000       3,186,510
NY State Dorm. Auth. Rev. Bonds (Brooklyn Law School), Ser. B, XLCA
5 3/8s, 7/1/22                                                                Aaa            2,270,000       2,500,836
5 3/8s, 7/1/20                                                                Aaa            2,215,000       2,449,768
Sales Tax Asset Receivable Corp. Rev. Bonds, Ser. A, AMBAC, 5s,
10/15/29                                                                      Aaa            3,000,000       3,190,830
                                                                                                            21,796,655
----------------------------------------------------------------------------------------------------------------------
North Carolina (3.9%)
Metropolitan Pier & Exposition Auth. Rev. Bonds (McCormack Place
Expansion Project), FGIC, 5 1/2s, 12/15/24                                    Aaa            6,000,000       6,502,860
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser.
A, MBIA, 5 1/4s, 1/1/19                                                       Aaa            7,500,000       8,115,900
                                                                                                            14,618,760
----------------------------------------------------------------------------------------------------------------------
Ohio (1.6%)
Cleveland, G.O. Bonds, Ser. A, AMBAC, 5s, 10/1/21                             Aaa            2,920,000       3,151,556
Cleveland-Cuyahoga Cnty., Port. Auth. Rev. Bonds (Rock & Roll
Hall of Fame), FSA, 3.6s, 12/1/14                                             Aaa            1,000,000       1,000,840
Morley Library Dist. G.O. Bonds (Lake Cnty. Dist. Library),
AMBAC, 5 1/4s, 12/1/19                                                        Aaa            1,535,000       1,680,226
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds, Ser. 85-A, FGIC,
zero %, 1/15/15                                                               Aaa               45,000          17,730
                                                                                                             5,850,352
----------------------------------------------------------------------------------------------------------------------
Oklahoma (0.8%)
OK City Arpt. Trust Rev. Bonds, Ser. A, FSA, 5 1/4s, 7/1/21                   Aaa            3,000,000       3,182,070
----------------------------------------------------------------------------------------------------------------------
Pennsylvania (1.6%)
Erie Cnty. Convention Ctr. Auth. Rev. Bonds (Convention Ctr.
Hotel), FGIC, 5s, 1/15/22                                                     Aaa            1,415,000       1,516,201
Erie Cnty., Convention Ctr. Auth. Rev. Bonds (Convention Ctr.
Hotel), FGIC, 5s, 1/15/21                                                     Aaa            1,305,000       1,402,575
PA State Pub. School Bldg. Auth. Rev. Bonds (Philadelphia School
Dist.), FSA, 5 1/4s, 6/1/25                                                   Aaa            3,000,000       3,233,010
                                                                                                             6,151,786
----------------------------------------------------------------------------------------------------------------------
Texas (10.1%)
Dallas, Indpt. School Dist. G.O. Bonds, PSFG, 5 1/4s, 2/15/19                 Aaa            2,500,000       2,695,950
Harris Cnty., Mandatory Put Bonds (Toll Road), FGIC, 5s, 8/15/09              Aaa            1,250,000       1,329,625
Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24                                      Aaa            1,190,000       1,260,020
Houston, Arpt. Syst. Rev. Bonds, FSA, 5s, 7/1/21                              Aaa            5,280,000       5,553,557
Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C, AMBAC, 5s,
8/1/29                                                                        AAA            1,000,000       1,031,310
Midlothian, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG,
5s, 2/15/26                                                                   Aaa            3,935,000       4,151,661
San Antonio Wtr. Rev. Bonds, FSA, 5 1/2s, 5/15/20                             Aaa            4,000,000       4,408,040
San Antonio, Hotel Occupancy Mandatory Put Bonds, Ser. B, AMBAC,
5s, 8/15/08                                                                   Aaa            8,000,000       8,382,320
Tarrant Cnty., Hlth. Fac. Dev. Rev. Bonds (TX Hlth. Res. Sys.),
Ser. A, MBIA, 5 3/4s, 2/15/15                                                 Aaa            5,000,000       5,692,100
Victoria G.O. Bonds, FGIC, 5 1/2s, 8/15/20                                    Aaa            3,150,000       3,473,537
                                                                                                            37,978,120
----------------------------------------------------------------------------------------------------------------------
Utah (3.5%)
UT State Pwr. Supply Rev. Bonds (Intermountain Pwr. Agcy.), Ser. A, MBIA
6.15s, 7/1/14 (prerefunded)                                                   Aaa            7,900,000       8,489,577
6.15s, 7/1/14                                                                 Aaa            4,495,000       4,714,131
                                                                                                            13,203,708
----------------------------------------------------------------------------------------------------------------------
Washington (6.2%)
Port of Seattle Rev. Bonds, Ser. A, FGIC, 5 1/2s, 10/1/22                     Aaa           10,000,000      10,643,100
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA,   7 1/8s, 7/1/16                               Aaa            6,000,000       7,632,240
(Nuclear No. 1), Ser. A, AMBAC,   5.7s, 7/1/09                                Aaa            5,000,000       5,221,350
                                                                                                            23,496,690
----------------------------------------------------------------------------------------------------------------------
West Virginia (1.4%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile Safety),
Ser. A, MBIA, 5s, 6/1/29                                                      Aaa            5,000,000       5,265,800
----------------------------------------------------------------------------------------------------------------------
Total municipal bonds and notes (cost $354,360,316)                                                       $376,872,275

 * Percentages indicated are based on net assets of $376,237,670.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2005. Securities rated by Putnam are indicated by "/P" . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
   Security ratings are defined in the Statement of Additional Information.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts on July 31, 2005.

   At July 31, 2005 liquid assets totaling $4,184,746 have been designated as collateral for open forward commitments.

   The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at July 31, 2005.

   The dates shown on Mandatory Put Bonds are the next mandatory put dates.


   The fund had the following industry group concentrations greater than 10% at July 31, 2005 (as a percentage of net assets):

   Utilities                 16.4
   Transportation            12.5

   The fund had the following insurance concentrations greater than 10% at July
   31, 2005 (as a percentage of net assets):

   FGIC                      30.0
   AMBAC                     26.2
   MBIA                      20.3
   FSA                       14.9




---------------------------------------------------------------------------------------------
FUTURES CONTRACTS OUTSTANDING at 7/31/05
---------------------------------------------------------------------------------------------
                                    Number of                      Expiration      Unrealized
                                    contracts           Value            date    appreciation
---------------------------------------------------------------------------------------------
U.S. Treasury Note 10 yr (Short)           80      $8,878,750          Sep-05         $27,350


---------------------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/05
---------------------------------------------------------------------------------------------
                                                     Notional     Termination      Unrealized
                                                       amount            date    depreciation
---------------------------------------------------------------------------------------------
Agreement with JPMorgan Chase Bank, N.A.
dated March 10, 2005 to pay quarterly the
notional amount multiplied by 3.702% and
receive quarterly the notional amount
multiplied by the Bond Market Association
Municipal Swap Index.                              $10,000,000         9/14/12       $(98,809)

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities 7/31/2005
ASSETS
-----------------------------------------------------------------------------
Investments in securities, at value (Note 1):
-----------------------------------------------------------------------------
Unaffiliated issuers (identified cost $354,360,316)              $376,872,275
-----------------------------------------------------------------------------
Cash                                                                1,115,149
-----------------------------------------------------------------------------
Interest and other receivables                                      3,321,422
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                379,522
-----------------------------------------------------------------------------
Receivable for securities sold                                        222,499
-----------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               52,500
-----------------------------------------------------------------------------
Total assets                                                     $381,963,367

-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------
Distributions payable to shareholders                                 447,675
-----------------------------------------------------------------------------
Payable for securities purchased                                    4,184,746
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                            345,449
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          343,290
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             45,334
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 68,225
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,549
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                120,840
-----------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               98,809
-----------------------------------------------------------------------------
Other accrued expenses                                                 69,780
-----------------------------------------------------------------------------
Total liabilities                                                   5,725,697
-----------------------------------------------------------------------------
Net assets                                                       $376,237,670

-----------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $354,291,306
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          253,570
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (747,706)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                         22,440,500
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $376,237,670

-----------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($277,930,814 divided by 18,445,915 shares)                            $15.07
-----------------------------------------------------------------------------
Offering price per class A share
(100/96.25 of $15.07)*                                                 $15.66
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($88,337,162 divided by 5,854,202 shares)**                            $15.09
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($8,834,548 divided by 585,283 shares)**                               $15.09
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,135,146 divided by 75,132 shares)                                  $15.11
-----------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $15.11)***                                               $15.62

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.



Statement of operations Year ended 7/31/05

-----------------------------------------------------------------------------
INVESTMENT INCOME                                                 $17,482,639
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,985,383
-----------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      246,681
-----------------------------------------------------------------------------
Custodian fees (Note 2)                                               123,797
-----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,890
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       22,521
-----------------------------------------------------------------------------
Distribution fees - Class A (Note 2)                                  570,877
-----------------------------------------------------------------------------
Distribution fees - Class B (Note 2)                                  856,166
-----------------------------------------------------------------------------
Distribution fees - Class C (Note 2)                                   95,539
-----------------------------------------------------------------------------
Distribution fees - Class M (Note 2)                                    5,829
-----------------------------------------------------------------------------
Other                                                                 153,100
-----------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     9,201
-----------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (9,201)
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                         (6,111)
-----------------------------------------------------------------------------
Total expenses                                                      4,077,672
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (37,647)
-----------------------------------------------------------------------------
Net expenses                                                        4,040,025
-----------------------------------------------------------------------------
Net investment income                                              13,442,614
-----------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,173,059
-----------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (17,165)
-----------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          810,438
-----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the year                        4,008,700
-----------------------------------------------------------------------------
Net gain on investments                                             6,975,032
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $20,417,646

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

-----------------------------------------------------------------------------
DECREASE IN NET ASSETS
-----------------------------------------------------------------------------
                                                  Year ended       Year ended
                                                     7/31/05          7/31/04
-----------------------------------------------------------------------------
Operations:
Net investment income                            $13,442,614      $15,472,332
-----------------------------------------------------------------------------
Net realized gain on investments                   2,966,332        5,042,151
-----------------------------------------------------------------------------
Net unrealized appreciation of investments         4,008,700        4,246,111
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        20,417,646       24,760,594
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
From ordinary income
-----------------------------------------------------------------------------
Class A                                                   --         (155,348)
-----------------------------------------------------------------------------
Class B                                                   --          (63,444)
-----------------------------------------------------------------------------
Class C                                                   --           (5,724)
-----------------------------------------------------------------------------
Class M                                                   --             (621)
-----------------------------------------------------------------------------
From tax-exempt income
-----------------------------------------------------------------------------
Class A                                          (10,140,647)     (11,278,226)
-----------------------------------------------------------------------------
Class B                                           (2,924,624)      (3,653,149)
-----------------------------------------------------------------------------
Class C                                             (262,926)        (313,118)
-----------------------------------------------------------------------------
Class M                                              (37,961)         (45,600)
-----------------------------------------------------------------------------
From net realized short-term gain on investments
-----------------------------------------------------------------------------
Class A                                             (492,411)      (1,116,737)
-----------------------------------------------------------------------------
Class B                                             (179,408)        (456,430)
-----------------------------------------------------------------------------
Class C                                              (17,028)         (41,167)
-----------------------------------------------------------------------------
Class M                                               (2,020)          (4,466)
-----------------------------------------------------------------------------
From net realized long-term gain on investments
-----------------------------------------------------------------------------
Class A                                           (1,515,112)      (4,339,321)
-----------------------------------------------------------------------------
Class B                                             (552,023)      (1,773,555)
-----------------------------------------------------------------------------
Class C                                              (52,391)        (159,963)
-----------------------------------------------------------------------------
Class M                                               (6,216)         (17,352)
-----------------------------------------------------------------------------
Redemption fees (Note 1)                                 123               --
-----------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (37,308,175)    (126,651,035)
-----------------------------------------------------------------------------
Total decrease in net assets                     (33,073,173)    (125,314,662)

-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------
Beginning of year                                409,310,843      534,625,505
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $253,570 and
undistributed net investment income of
$177,935, respectively)                         $376,237,670     $409,310,843


The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $14.92        $14.93        $15.46        $15.18        $14.52
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .54 (c)       .53           .58           .67           .71
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .26           .25          (.16)          .27           .66
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      .80           .78           .42           .94          1.37
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.54)         (.53)         (.59)         (.66)         (.71)
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            (.11)         (.26)         (.36)           --            --
-------------------------------------------------------------------------------------------------------
Total distributions                       (.65)         (.79)         (.95)         (.66)         (.71)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.07        $14.92        $14.93        $15.46        $15.18
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    5.39          5.20          2.71          6.38          9.63

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $277,931      $287,528      $368,419      $363,096      $322,302
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .84 (c)       .85           .84           .82           .83
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.57 (c)      3.49          3.76          4.39          4.74
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   12.61         26.81         42.88         54.72         36.91


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $14.94        $14.95        $15.48        $15.20        $14.54
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .44 (c)       .44           .48           .59           .65
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .26           .24          (.16)          .27           .66
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      .70           .68           .32           .86          1.31
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.44)         (.43)         (.49)         (.58)         (.65)
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            (.11)         (.26)         (.36)           --            --
-------------------------------------------------------------------------------------------------------
Total distributions                       (.55)         (.69)         (.85)         (.58)         (.65)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.09        $14.94        $14.95        $15.48        $15.20
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    4.71          4.52          2.04          5.81          9.18

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $88,337      $110,498      $150,266      $171,801      $196,934
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.49 (c)      1.50          1.49          1.35          1.23
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.92 (c)      2.83          3.10          3.86          4.34
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   12.61         26.81         42.88         54.72         36.91


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $14.94        $14.95        $15.49        $15.21        $14.53
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .42 (c)       .41           .46           .55           .59
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .26           .25          (.17)          .27           .68
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      .68           .66           .29           .82          1.27
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.42)         (.41)         (.47)         (.54)         (.59)
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            (.11)         (.26)         (.36)           --            --
-------------------------------------------------------------------------------------------------------
Total distributions                       (.53)         (.67)         (.83)         (.54)         (.59)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.09        $14.94        $14.95        $15.49        $15.21
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    4.54          4.40          1.82          5.53          8.89

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $8,835       $10,097       $13,793       $11,885        $9,638
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%)(b)                             1.64 (c)      1.65          1.64          1.62          1.63
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.77 (c)      2.69          2.95          3.58          3.88
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   12.61         26.81         42.88         54.72         36.91


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $14.96        $14.97        $15.50        $15.22        $14.56
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .50 (c)       .49           .54           .62           .66
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .25           .24          (.16)          .28           .67
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      .75           .73           .38           .90          1.33
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.49)         (.48)         (.55)         (.62)         (.67)
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            (.11)         (.26)         (.36)           --            --
-------------------------------------------------------------------------------------------------------
Total distributions                       (.60)         (.74)         (.91)         (.62)         (.67)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $15.11        $14.96        $14.97        $15.50        $15.22
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    5.05          4.93          2.40          6.05          9.28

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $1,135        $1,188        $2,148        $2,154        $1,696
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.14 (c)      1.15          1.14          1.12          1.13
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.27 (c)      3.19          3.45          4.08          4.45
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   12.61         26.81         42.88         54.72         36.91


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements 7/31/05

Note 1: Significant accounting policies

Putnam AMT-Free Municipal Fund (the "fund") formerly Putnam Tax-Free Insured Fund, is a series of Putnam Tax Free Income Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, dividends payable, realized and unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2005, the fund reclassified $821 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $821.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $22,897,738
Unrealized depreciation              (385,779)
                                  -----------
Net unrealized appreciation        22,511,959
Undistributed tax exempt
income                                698,375
Undistributed short-term gain         680,303
Undistributed long-term gain          520,094
Cost for federal income tax
purposes                         $354,360,316

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2005, Putnam Management waived $6,111 of its management fee from the fund.

For the period ended July 31, 2005 Putnam Management has assumed $9,201 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2005, the fund paid PFTC $370,478 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2005, the fund's expenses were reduced by $37,647 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $289, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of
(i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $5,365 and $89 from the sale of class A and class M shares, respectively, and received $115,542 and $244 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received $832 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $47,816,456 and $67,457,253, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-------------------------------------------------------------------------
CLASS A                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                             1,296,018         $19,595,353
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             560,530           8,478,887
-------------------------------------------------------------------------
                                        1,856,548          28,074,240
-------------------------------------------------------------------------
Shares repurchased                     (2,684,464)        (40,599,970)
-------------------------------------------------------------------------
Net decrease                             (827,916)       $(12,525,730)

Year ended 7/31/04:

Shares sold                             1,526,106         $22,970,728
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             806,782          12,201,957
-------------------------------------------------------------------------
                                        2,332,888          35,172,685
-------------------------------------------------------------------------
Shares repurchased                     (7,736,415)       (116,948,642)
-------------------------------------------------------------------------
Net decrease                           (5,403,527)       $(81,775,957)

-------------------------------------------------------------------------
CLASS B                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                               129,966          $1,969,722
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             153,709           2,328,639
-------------------------------------------------------------------------
                                          283,675           4,298,361
-------------------------------------------------------------------------
Shares repurchased                     (1,825,378)        (27,650,162)
-------------------------------------------------------------------------
Net decrease                           (1,541,703)      $(23,351,801)

Year ended 7/31/04:

Shares sold                               312,701          $4,732,438
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             261,180           3,956,188
-------------------------------------------------------------------------
                                          573,881           8,688,626
-------------------------------------------------------------------------
Shares repurchased                     (3,227,983)        (48,853,704)
-------------------------------------------------------------------------
Net decrease                           (2,654,102)      $(40,165,078)

-------------------------------------------------------------------------
CLASS C                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                                93,752          $1,426,589
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              15,338             232,426
-------------------------------------------------------------------------
                                          109,090           1,659,015
Shares repurchased                       (199,428)         (3,024,518)
-------------------------------------------------------------------------
Net decrease                              (90,338)        $(1,365,503)

Year ended 7/31/04:

Shares sold                                72,319          $1,100,638
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              27,782             420,728
-------------------------------------------------------------------------
                                          100,101           1,521,366
-------------------------------------------------------------------------
Shares repurchased                       (346,772)         (5,260,747)
-------------------------------------------------------------------------
Net decrease                             (246,671)        $(3,739,381)

-------------------------------------------------------------------------
CLASS M                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                                 2,300             $34,914
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                               2,436              36,941
-------------------------------------------------------------------------
                                            4,736              71,855
-------------------------------------------------------------------------
Shares repurchased                         (9,045)           (136,996)
-------------------------------------------------------------------------
Net decrease                               (4,309)           $(65,141)

Year ended 7/31/04:

Shares sold                                 4,299             $64,701
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                               3,905              59,209
-------------------------------------------------------------------------
                                            8,204             123,910
-------------------------------------------------------------------------
Shares repurchased                        (72,228)         (1,094,529)
-------------------------------------------------------------------------
Net decrease                              (64,024)          $(970,619)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.


Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $1,811,838 as long-term capital gain for its taxable year ended July 31, 2005.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


About the Trustees

-----------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

-----------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

-----------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

-----------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

-----------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

-----------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

-----------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

-----------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust
(a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

-----------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

-----------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

-----------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

-----------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of July 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.



Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Associate
Treasurer and Principal Executive
Officer
Since 1989

Jonathan S. Horwitz (6/4/55)

Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)

Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)

Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)

Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)

Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)

Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)

Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)

Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)

Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)

Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)

Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)

Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)

Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government Income Fund++
Money Market Fund [S]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[S] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[R] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

  With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

  Check your account balances and the most recent month-end performance at www.putnam.com.



Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[blank page]

[LOGO OMITTED]

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

[GRAPHIC OMITTED: SCALE]


Not FDIC Insured    May Lose Value    No Bank Guarentee

AN043  226690  9/05


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be "access persons" under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee's account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make "qualified redemptions" of shares from such an account less than 90 days (or one year, as applicable) after purchase. "Qualified redemptions" include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee's personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2005       $51,560*    $--             $6,089    $26
July 31, 2004       $47,085*    $--             $5,912    $88

* Includes fees of $ 10 and $ 376   billed by the fund's independent auditor
to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2005 and July 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2005 and July 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 201,444 and $ 139,628, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
July 31, 2005       $--             $--   $--         $--
July 31, 2004       $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES
---------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 28, 2005


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


Putnam Tax-Free High Yield
Fund

7 | 31 | 05

Annual Report

[SCALE LOGO OMITTED]

PUTNAM INVESTMENTS

[GRAPHIC OMITTED: WATERFALL]

INCOME FUNDS

invest in bonds with
the goal of providing
a steady stream of
income over time.


What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE]

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


Putnam Tax-Free High Yield
Fund

7 | 31 | 05

Annual Report

Message from the Trustees                            2
About the fund                                       4
Report from the fund managers                        7
Performance                                         12
Expenses                                            15
Portfolio turnover                                  17
Risk                                                18
Your fund's management                              19
Terms and definitions                               22
Trustee approval of management contract             24
Other information for shareholders                  29
Financial statements                                30
Federal tax information                             72
About the Trustees                                  73
Officers                                            79

Cover photograph: North Middle Falls, Silver Creek State Park, Oregon [C] Richard H. Johnson


Message from the Trustees

Dear Fellow Shareholder

During the period ended July 31, 2005, the stock market has continued to show confidence in the strength of the economy and corporate profits, even as the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, has begun to influence the performance of bonds and the pace of expansion. Abroad, stocks have performed even better than in the United States, despite weaker economic growth in most developed markets. However, the recent strength of the U.S. dollar against foreign currencies partially offset the effects of these gains. And in the last three weeks, investors have just begun to assess the magnitude of Hurricane Katrina's impact and how it will affect the U.S. economy. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

/S/GEORGE PUTNAM, III

George Putnam, III
President of the Funds

/S/JOHN A. HILL

John A. Hill
Chairman of the Trustees

September 21, 2005

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III AND JOHN A. HILL]


Putnam Tax-Free High Yield Fund: potential for high current income exempt from federal income taxes

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund helps investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is exempt from federal income taxes, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won't be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor's and Moody's. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment companies must do their own research to determine whether these bonds are prudent investments.

Evaluating a bond's credit risk is one area in which Putnam has particular expertise. Putnam's municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating -- instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund's holdings, this analysis helps the management team in identifying bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund's management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

The goal of the fund's approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund's holdings -- either by acquiring more of a particular bond or selling it -- for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

[GRAPHICS OMITTED: GRADUATION CAP, FIRST AID KIT, HOUSE, GARBAGE CAN, HARD HAT, FAUCET]

Graduation Cap

Education
School districts,
colleges, universities,
student loan programs

First Aid Kit

Health care
Hospitals, long-term care facilities

House

Housing
Single- and multi-family housing

Garbage Can

Industrials
Chemical, container, paper, and waste management companies

Hard Hat

Infrastructure
Highways, bridges, tunnels, roads, airport facilities

Faucet

Utilities
Public and private utilities, waterworks, sewers


Identified projects are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. For more information on current fund holdings, see page 9.

Understanding tax-equivalent yield

To understand the value of tax-free income, it's helpful to compare a municipal bond's yield with the "tax- equivalent yield" -- the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond's yield after taxes. The tax-equivalent yield equals the municipal bond's yield divided by "one minus the tax rate."

Example: If a municipal bond's yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

0.05 [DIV]  (1.0 - 0.35) = 0.077 = 7.7%

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.

------------------------------------------------------------------------------
Highlights

* For the fiscal year ended July 31, 2005, Putnam Tax-Free High Yield Fund's class A shares returned 9.59% without sales charges.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 6.36% for the period.

* The average return for the fund's Lipper category, High Yield
  Municipal Debt Funds, was 9.26%.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

------------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 7/31/05

Since the fund's inception, average annual return is 6.95% at NAV and 6.70% at POP.*

------------------------------------------------------------------------------
                      Average annual return        Cumulative return
                          NAV       POP              NAV       POP
------------------------------------------------------------------------------
10 years                 5.05%     4.57%            63.70%    56.28%
------------------------------------------------------------------------------
5 years                  5.41      4.43             30.12     24.22
------------------------------------------------------------------------------
1 year                   9.59      4.58              9.59      4.58
------------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

* Derived from the historical performance of B shares (inception
  9/9/85), adjusted for the applicable sales charge and lower operating expenses.


Report from the fund managers

The year in review

As they have since the spring of 2003, higher-yielding bonds continued to outperform lower-yielding, higher-quality bonds during the fiscal year ended July 31, 2005. In this favorable environment, your fund's results at net asset value (NAV, or without sales charges) outperformed those of its benchmark, the Lehman Municipal Bond Index, which is composed of higher-grade municipal bonds. We attribute this strong relative performance to our emphasis on sectors that strengthened during the period and our use of strategies designed to protect principal in a challenging interest-rate environment. Your fund also slightly outperformed the average for its Lipper peer group.

Market overview

Signs of accelerating economic growth and rising corporate profits prompted the Federal Reserve Board (the Fed) to increase the federal funds rate nine times during the 12 months ended July 31, 2005, in gradual increments of 0.25%. The Fed uses interest-rate increases in its efforts to rein in economic growth and limit inflationary pressures. However, while yields on shorter-term securities rose in response to the Fed's moves, yields on longer-term bonds trended downward, causing a flattening of the yield curve as rates on both ends of the spectrum converged.

The same conditions that prompted the Fed to raise short-term interest rates -- an improving economy and rising corporate earnings -- proved favorable for lower-rated bonds. With bond yields generally at historically low levels, and confidence buoyed by the growing economy, investors sought out these bonds, which typically carry higher yields because of their greater credit risk. Bonds at the lower end of the credit spectrum, including Ba- and B-rated bonds, turned in the strongest performance. Among uninsured bonds, and especially bonds rated Baa and below, yield spreads tightened, and bond prices rose. Certain sectors were also stronger than others. Based on continued favorable legal rulings, yields on tobacco settlement bonds generally declined during the period, and their prices rose accordingly. After they underperformed earlier in the year, airline- related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing six-month period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect these bonds to be less sensitive to interest-rate increases.

Strategy overview

Your fund's duration strategy remained slightly defensive throughout the fiscal year. Duration is a measure of a fund's sensitivity to changes in interest rates.

A short duration may help protect principal when interest rates are rising, but it can reduce the fund's appreciation potential when rates fall. Although the Fed has been adjusting the federal funds rate upwards at a measured pace, rates on long-term bonds continued to trend downward, and the fund's defensive position limited its participation in the price rally. If long-term rates continue to decline as short-term rates rise, long rates could fall below short rates. Should this occur, we believe it is unlikely to endure, so the fund remains defensively positioned.

Increased demand for higher-yielding bonds enabled us to sell bonds into strength, where appropriate, and to increase the fund's overall portfolio quality by adding slightly higher-quality bonds. For example, we have been reducing the fund's airline-related IDBs because we were concerned about the financial risks facing this industry. We also took profits in other positions, spreading out assets among holdings we believe have the best prospects. A more diversified portfolio is less likely to be strongly influenced -- positively or negatively -- by price swings affecting individual securities.

------------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/05.

------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                        6.36%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                       4.79%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                           4.39%
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                           2.20%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                   14.05%
------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                               38.79%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)              22.58%
------------------------------------------------------------------------------

Your fund's holdings

Your fund has a portion of assets in tobacco settlement bonds. Although this sector has been volatile, results for the fiscal year were favorable. Payments from these bonds are secured by income from tobacco companies' settlement obligations to certain states, and have generally offered higher yields than bonds of comparable quality. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. This sector benefited from a February 4, 2005, ruling by a panel of the U.S. Circuit Court of Appeals for the District of Columbia against the federal government. Investors believe this has significantly mitigated the potential financial impact of the DOJ's lawsuit on tobacco companies and demand for these bonds has strengthened. The fund's top-performing issues included Badger Tobacco Asset Securitization Corporation, Wisconsin; Tobacco Settlement Revenue Management Authority, South Carolina; Tobacco Settlement Financial Corporation of New Jersey; and Golden State Tobacco Securitization Corporation, California. Payments by the latter are backed by guarantees from the state as well as the tobacco companies' settlement.

The fund also benefited from the performance of high-yielding hospital bonds. The improving economy has contributed to the financial stability of many companies, including some well-run hospitals, and investor demand for these bonds has been high. We have begun to take profits in some issues as they rose in value because we felt other market areas may now provide better potential returns.

------------------------------------------------------------------------------
Comparison of the fund's maturity and duration

[GRAPHIC OMITTED: bar chart COMPARISON OF THE FUND'S MATURITY AND DURATION]

This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

                        as of 7/31/04  as of 1/31/05    as of 7/31/05
Average effective
maturity in years           9.3             7.4              6.5

Duration in years           5.4             5.0              4.0

Footnote reads:
Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


In an improving economy, some lower-rated issues may achieve a higher credit rating or they may be pre-refunded. This occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. This money is then invested in a secure investment -- usually U.S. Treasury securities -- that mature at the older bond's first call date, effectively raising the bonds' perceived rating and frequently its market value. For example, the fund owns bonds issued for Medical University of South Carolina, which were pre-refunded in December, effectively raising the credit rating from Baa2/BBB+ to Aaa. A similar, more recent example was Arkansas State Hospital Development Authority's Washington Regional Medical Center, which was pre-refunded in July. Both positions appreciated following the pre-refundings.

------------------------------------------------------------------------------
Credit quality overview

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

Credit qualities shown as a percentage of portfolio value as of July 31, 2005. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

A (16.0%)

Aaa (16.0%)

B (7.2%)

VMIG1 (3.7%)

Aa (2.4%)

Caa (1.9%)

D (0.6%)

Baa (31.4%)

Ba (20.8%)

Although the fund has less exposure to airline-related IDBs than most funds in its peer group, those it did hold contributed positively to results. The high yields on these bonds continue to attract investors. However, we do not believe the risks justify the returns available, so we have limited the fund's holdings to debt backed by what we consider to be stronger carriers.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Based on sustained economic growth, we expect the Fed to continue to raise interest rates through 2005, a policy that will likely lead to rising bond yields. Therefore, we plan to maintain the fund's defensive duration position and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund's positions. We believe that the recent strength of lower-rated, higher-yielding bonds will likely slow and we plan to modestly upgrade the fund's overall credit exposure. Despite the sector's recent strength, we remain bearish on airline-related IDBs in light of likely continued fundamental weaknesses in this sector. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended July 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

------------------------------------------------------------------------------
Fund performance

Total return for periods ended 7/31/05


-----------------------------------------------------------------------------------------------
                        Class A             Class B             Class C             Class M
(inception dates)      (9/20/93)           (9/9/85)            (2/1/99)            (12/29/94)
                     NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
-----------------------------------------------------------------------------------------------
Annual average
(life of fund)      6.95%     6.70%     6.57%     6.57%     6.09%     6.09%     6.72%     6.54%
-----------------------------------------------------------------------------------------------
10 years           63.70     56.28     54.62     54.62     50.88     50.88     58.77     53.75
Annual average      5.05      4.57      4.45      4.45      4.20      4.20      4.73      4.40
-----------------------------------------------------------------------------------------------
5 years            30.12     24.22     26.45     24.49     25.01     25.01     28.11     23.88
Annual average      5.41      4.43      4.81      4.48      4.57      4.57      5.08      4.38
-----------------------------------------------------------------------------------------------
1 year              9.59      4.58      8.82      3.82      8.64      7.64      9.17      5.63
-----------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

Change in the value of a $10,000 investment ($9,550 after sales charge)

Cumulative total return from 7/31/95 to 7/31/05

                  Putnam
                 Tax-Free
              High Yield Fund
              class A shares       Lehman Municipal
                 at POP               Bond Index

7/31/95           9,550                10,000
7/31/96          10,183                10,660
7/31/97          11,012                11,753
7/31/98          11,783                12,457
7/31/99          12,040                12,815
7/31/00          12,083                13,368
7/31/01          12,921                14,715
7/31/02          13,139                15,702
7/31/03          13,326                16,268
7/31/04          14,265                17,209
7/31/05         $15,628               $18,304

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,462 and $15,088, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,877 ($15,375 at public offering price). See first page of performance section for performance calculation method

------------------------------------------------------------------------------
Comparative index returns

For periods ended 7/31/05

------------------------------------------------------------------------------
                                                   Lipper High Yield
                             Lehman Municipal    Municipal Debt Funds
                               Bond Index          category average*
------------------------------------------------------------------------------
Annual average
(life of fund)                     7.80%                 6.81%
------------------------------------------------------------------------------
10 years                          83.04                 68.73
Annual average                     6.23                  5.34
------------------------------------------------------------------------------
5 years                           36.93                 36.07
Annual average                     6.49                  6.31
------------------------------------------------------------------------------
1 year                             6.36                  9.26
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 7/31/05, there were 78, 68, and 32 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
Fund price and distribution information

For the 12-month period ended 7/31/05

-------------------------------------------------------------------------------
                        Class A        Class B     Class C       Class M
-------------------------------------------------------------------------------
Distributions
(number)                     12             12          12            12
-------------------------------------------------------------------------------
Income 1                 $0.607124      $0.525579   $0.505682     $0.569536
-------------------------------------------------------------------------------
Capital gains 1              --             --          --            --
-------------------------------------------------------------------------------
Total                    $0.607124      $0.525579   $0.505682     $0.569536
-------------------------------------------------------------------------------
Share value:          NAV       POP         NAV         NAV     NAV       POP
-------------------------------------------------------------------------------
7/31/04              $12.46    $13.05     $12.48      $12.47   $12.46    $12.88
-------------------------------------------------------------------------------
7/31/05               13.02     13.53*     13.04       13.02    13.01     13.45
-------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------
Current dividend
rate 2                4.56%     4.39%      3.92%     3.78%      4.28%     4.14%
-------------------------------------------------------------------------------
Taxable equivalent 3  7.02      6.75       6.03      5.82       6.58      6.37
-------------------------------------------------------------------------------
Current 30-day SEC
yield 4               3.83      3.68       3.20      3.05       3.55      3.43
-------------------------------------------------------------------------------
Taxable equivalent 3  5.89      5.66       4.92      4.69       5.46      5.28
-------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35.00% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

-------------------------------------------------------------------------------
Fund performance for most recent calendar quarter

Total return for periods ended 6/30/05
-------------------------------------------------------------------------------
                     Class A         Class B         Class C        Class M
(inception dates)   (9/20/93)        (9/9/85)       (2/1/99)       (12/29/94)
-------------------------------------------------------------------------------
                   NAV     POP      NAV   CDSC     NAV   CDSC      NAV    POP
-------------------------------------------------------------------------------
Annual average
(life of fund)     6.96%   6.71%    6.59%  6.59%   6.10%  6.10%    6.74%  6.56%
-------------------------------------------------------------------------------
10 years          64.09   56.65    54.98  54.98   51.32  51.32    59.31  54.22
Annual average     5.08    4.59     4.48   4.48    4.23   4.23     4.77   4.43
-------------------------------------------------------------------------------
5 years           30.85   24.98    27.25  25.28   25.84  25.84    28.96  24.77
Annual average     5.53    4.56     4.94   4.61    4.70   4.70     5.22   4.52
-------------------------------------------------------------------------------
1 year            10.44    5.44     9.68   4.68    9.54   8.54    10.08   6.51
-------------------------------------------------------------------------------


Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

------------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2005, to July 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
                        Class A     Class B     Class C    Class M
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.08       $7.30       $8.04       $5.54
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,032.80   $1,029.40   $1,027.60   $1,030.00
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


------------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2005, use the calculation method below. To find the value of your investment on February 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
How to calculate the expenses you paid
------------------------------------------------------------------------------
Value of your                                                        Total
investment on                   Expenses paid                        expenses
on 2/1/05      [DIV] $1,000   X per $1,000                         = paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000        [DIV] $1,000   x $4.08 (see table above)            = $40.80
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
                       Class A     Class B     Class C    Class M
------------------------------------------------------------------------------
Expenses paid per
$1,000*                  $4.06       $7.25       $8.00       $5.51
------------------------------------------------------------------------------
Ending value (after
expenses)            $1,020.78   $1,017.60   $1,016.86   $1,019.34
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

------------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
                              Class A   Class B   Class C   Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio +                 0.81%     1.45%     1.60%     1.10%
------------------------------------------------------------------------------
Average annualized
expense ratio for Lipper
peer group ++                   0.91%     1.55%     1.70%     1.20%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
Turnover comparisons

Percentages of holdings that change every year

------------------------------------------------------------------------------
                            2005      2004      2003      2002      2001
------------------------------------------------------------------------------
Putnam Tax-Free High
Yield Fund                   21%       18%       29%       20%       18%
------------------------------------------------------------------------------
Lipper High Yield
Municipal Debt Funds
category average             30%       30%       32%       35%       29%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.


------------------------------------------------------------------------------
Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk       0.11

Municipal bond
fund average           0.20

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan
McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.

------------------------------------------------------------------------------
Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of July 31, 2005, and July 31, 2004.


------------------------------------------------------------------------------------------------
                             $1 -    $10,001 -  $50,001 -   $100,001 -  $500,001 -    $1,000,001
                   Year  $0  $10,000 $50,000    $100,000    $500,000    $1,000,000    and over
------------------------------------------------------------------------------------------------
David Hamlin       2005   *
------------------------------------------------------------------------------------------------
Portfolio Leader   2004   *
------------------------------------------------------------------------------------------------
Paul Drury         2005   *
------------------------------------------------------------------------------------------------
Portfolio Member   2004   *
------------------------------------------------------------------------------------------------
Susan McCormack    2005   *
------------------------------------------------------------------------------------------------
Portfolio Member   2004   *
------------------------------------------------------------------------------------------------
James St. John     2005   *
------------------------------------------------------------------------------------------------
Portfolio Member   2004                             *
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $420,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

------------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free Health Care Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

------------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended July 31, 2005.

* Formerly Putnam Tax-Free Insured Fund.



------------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of July 31, 2005, and July 31, 2004.

------------------------------------------------------------------------------------------------
                                                     $1 -        $10,001 -  $50,001-    $100,001
                                Year          $0     $10,000     $50,000    $100,000    and over
------------------------------------------------------------------------------------------------
Philippe Bibi                   2005           *
------------------------------------------------------------------------------------------------
Chief Technology Officer        2004           *
------------------------------------------------------------------------------------------------
Joshua Brooks                   2005           *
------------------------------------------------------------------------------------------------
Deputy Head of
Investments                      N/A
------------------------------------------------------------------------------------------------
William Connolly                 N/A
------------------------------------------------------------------------------------------------
Head of Retail
Management                       N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                    2005           *
------------------------------------------------------------------------------------------------
Head of Investments             2004           *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.           2005                                *
------------------------------------------------------------------------------------------------
President and CEO               2004                                *
------------------------------------------------------------------------------------------------
Amrit Kanwal                    2005           *
------------------------------------------------------------------------------------------------
Chief Financial Officer         2004           *
------------------------------------------------------------------------------------------------
Steven Krichmar                 2005           *
------------------------------------------------------------------------------------------------
Chief of Operations             2004           *
------------------------------------------------------------------------------------------------
Francis McNamara, III           2005                     *
------------------------------------------------------------------------------------------------
General Counsel                 2004           *
------------------------------------------------------------------------------------------------
Richard Robie, III              2005           *
------------------------------------------------------------------------------------------------
Chief Administrative
Officer                         2004           *
------------------------------------------------------------------------------------------------
Edward Shadek                   2005           *
------------------------------------------------------------------------------------------------
Deputy Head of
Investments                      N/A
------------------------------------------------------------------------------------------------
Sandra Whiston                   N/A
------------------------------------------------------------------------------------------------
Head of Institutional
Management                       N/A
------------------------------------------------------------------------------------------------


N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.



Terms and definitions

------------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

------------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


------------------------------------------------------------------------------
Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

------------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.

------------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam
  Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 69th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (These expense comparisons do not reflect a reduction in your fund's management fee schedule that took effect in March 2005. In addition, because the fund's custom peer group is smaller than the fund's broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds' current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

----------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process - as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel - but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

                   One-year period  Three-year period  Five-year period
-----------------------------------------------------------------------------
                        22nd               62nd              54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

-----------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

-----------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.


Other information for shareholders

-----------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

-----------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

-----------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Financial statements

-----------------------------------------------------------------------------
A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


-----------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 13, 2005



The fund's portfolio 7/31/05

-----------------------------------------------------------------------------------------------
Key to Abbreviations

AMBAC AMBAC Indemnity Corporation
COP Certificate of Participation
FGIC Financial Guaranty Insurance Company
FHLMC Federal Home Loan Corporation Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized
FRB Floating Rate Bonds
FSA Financial Security Assurance
GNMA Coll. Government National Mortgage Association Collateralized
G.O. Bond General Obligation Bonds
IFB Inverse Floating Rate Bonds
MBIA MBIA Insurance Company
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes

----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (99.1%)*
----------------------------------------------------------------------------------------------------------------------
                                                                         Rating**       Principal amount         Value
----------------------------------------------------------------------------------------------------------------------
Alabama (0.6%)
Jackson Cnty., Hlth. Care Auth. Rev. Bonds,
5.7s, 5/1/19                                                                  BB+           $9,640,000      $9,593,632
Phenix City, Indl. Dev. Board Rev. Bonds
(Mead Coated Board),
Ser. A, 5.3s, 4/1/27                                                          AAA            1,000,000       1,074,160
                                                                                                            10,667,792
----------------------------------------------------------------------------------------------------------------------
Arizona (1.6%)
AZ Hlth. Fac. Auth. Rev. Bonds
(Bethesda Foundation), Ser. A,
6.4s, 8/15/27                                                                 BB-/P          1,500,000       1,504,695
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl.
Med. Ctr.), Ser. A
7 5/8s, 12/1/29                                                               B/P            7,300,000       7,845,894
7 1/4s, 12/1/19                                                               B-/P             500,000         538,360
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.),   7 3/4s, 12/1/30                            BB+/P          3,365,000       3,735,958
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17                                   BB+/P          2,675,000       2,860,913
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,   6.2s, 12/1/21                      BB+/P            990,000       1,046,202
Maricopa Cnty., Poll. Control Rev. Bonds (Pub. Service- Palo
Verde), Ser. A, 4s, 1/1/38                                                    Baa2           2,000,000       2,008,580
Navajo Cnty., Indl. Dev. Rev. Bonds (Stone Container Corp.),
7.2s, 6/1/27                                                                  B/P            2,500,000       2,602,425
Phoenix, Indl. Dev. Auth. VRDN (Valley of the Sun YMCA), 2.3s,
1/1/31                                                                        A-1+           2,000,000       2,000,000
Pima Cnty., Indl Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning
Ctr.), 5.05s, 6/1/25                                                          BBB-           2,450,000       2,461,956
                                                                                                            26,604,983
----------------------------------------------------------------------------------------------------------------------
Arkansas (1.6%)
AR Dev. Fin. Auth. Rev. Bonds, Ser. B, GNMA Coll., FNMA Coll., 3
3/4s, 1/1/26                                                                  AAA            2,300,000       2,293,422
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med.
Ctr.), 7 3/8s, 2/1/29                                                         Baa2          10,500,000      12,259,380
Independence Cnty., Poll. Control Rev. Bonds (Entergy, Inc.), 5s,
1/1/21                                                                        A-             1,500,000       1,530,675
Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                        BB/P           7,065,000       7,959,429
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.)
Ser. A, 5s, 2/1/35                                                            Baa2             700,000         702,625
Ser. B, 5s, 2/1/25                                                            Baa2           1,750,000       1,775,095
                                                                                                            26,520,626
----------------------------------------------------------------------------------------------------------------------
California (13.0%)
ABAG Fin. Auth. COP (American Baptist Homes), Ser. A, 5.85s,
10/1/27                                                                       BB+            3,000,000       2,999,730
Anaheim, Pub. Fin. Auth. Lease 144A Rev. Bonds (Pub. Impts.),
Ser. A, FSA, 6s, 9/1/24                                                       Aaa            5,000,000       6,089,750
CA Rev. Bonds (Stanford Hosp. & Clinics), Ser. A, 5s, 11/15/23                A2             8,000,000       8,324,000
CA State G.O. Bonds
5.1s, 2/1/34                                                                  A2             2,000,000       2,061,220
5s, 5/1/23                                                                    A             24,265,000      25,663,392
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A
AMBAC, 5 1/2s, 5/1/13                                                         Aaa           18,000,000      20,183,760
5 1/2s, 5/1/11                                                                A2             7,000,000       7,699,510
5 3/8s, 5/1/22                                                                A2             7,500,000       8,138,100
5 1/8s, 5/1/18                                                                A2             2,000,000       2,136,040
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/17                          Aa3            3,650,000       3,885,790
CA State Pub. Wks. Board Lease Rev. Bonds (Dept. of
Corrections-State Prisons), Ser. A, AMBAC, 5s, 12/1/19                        Aaa            4,240,000       4,553,039
CA Statewide Cmnty. Apt. Dev. Apt. Dev. Rev. Bonds (Irvine Apt.
Cmntys.), Ser. A-3, 5.1s, 5/15/25                                             Baa2           4,300,000       4,484,427
CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev. Bonds (Hsg. Equity
Res.), Ser. B, 5.2s, 12/1/29                                                  Baa1           1,000,000       1,035,660
CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds (Citrus
Garden Apt. Project - D1), 5 1/4s, 7/1/22                                     A              1,000,000       1,027,890
Capistrano, Unified School Dist. Cmnty. Fac. Special Tax (No 98-2 Ladera)
(No 98-2 Ladera) 5.7s, 9/1/20                                                 BBB/P          1,500,000       1,671,675
(No 98-2 Ladera) 5 3/4s, 9/1/29                                               BBB/P            750,000         837,263
Cathedral City, Impt. Board Act of 1915 Special Assmt. (Cove
Impt. Dist.), Ser. 04-02, 5s, 9/2/30                                          BB+/P          1,000,000       1,002,220
Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 08-1 Otay Ranch Village Six),   6s, 9/1/33                               BB/P           2,855,000       2,986,187
(No. 07-I Otay Ranch Village Eleven),   5.8s, 9/1/28                          BB-/P          2,000,000       2,061,060
Corona, COP (Vista Hosp. Syst.), zero %, 7/1/29 (In default) (F) +            D/P           31,900,000          89,320
Elk Grove CA Special Tax Rev. Bonds (Poppy Ridge Cmnty. Facs. -
No 03-01), 6s, 9/1/34                                                         BB/P           3,000,000       3,122,580
Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist. No. 10), 5
7/8s, 9/1/28                                                                  D              1,750,000       1,820,035
Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll Roads), 5
3/4s, 1/15/40                                                                 Baa3             300,000         306,741
Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25                       D/P            4,218,000       3,459,266
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. B, 5 5/8s, 6/1/38                                                        A-            11,000,000      12,339,690
Ser. A, 5s, 6/1/45                                                            A3             3,250,000       3,341,293
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds (Assmt.
Dist. No. 00-18-GRP 3), 5.55s, 9/2/26                                         BB+/P            995,000       1,009,169
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds, Ser. C, 7
1/2s, 12/1/24                                                                 B-             3,500,000       3,750,075
Oakley, Pub. Fin. Auth. Rev. Bonds
6s, 9/2/34                                                                    BB-/P          2,510,000       2,560,250
5 7/8s, 9/2/24                                                                BB-/P          1,435,000       1,460,873
Orange Cnty., Cmnty. Fac. Dist. Special Tax
(No. 03-1 Ladera Ranch),   Ser. A 5.4s, 8/15/22                               BB/P           1,520,000       1,577,806
(No. 03-1 Ladera Ranch),   Ser. A 5.4s, 8/15/21                               BB/P           1,240,000       1,287,418
Rev. Bonds (No. 02-1 Ladera Ranch), Ser. A, 5.55s, 8/15/33                    BBB/P          2,875,000       2,964,298
Orange Cnty., Local Trans. Auth. Sales Tax IFB, 10.088s, 2/14/11              AA+            5,600,000       7,049,728
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds (Eisenhower Med.
Ctr.), 5 7/8s, 7/1/26                                                         A3             1,700,000       1,828,605
Roseville, Cmnty. Fac. Special Tax
(Dist. No. 1 Fiddyment) 5s, 9/1/23                                            BB/P           1,065,000       1,068,302
(Dist. No. 1 Fiddyment) 5s, 9/1/22                                            BB/P           1,035,000       1,034,959
(Dist. 1), 6s, 9/1/33                                                         BB/P           1,500,000       1,551,390
Sacramento, Special Tax (North Natomas Cmnty. Fac.), Ser. 97-01
5.1s, 9/1/35                                                                  BB/P           1,525,000       1,517,955
5s, 9/1/29                                                                    BB/P             620,000         614,829
5s, 9/1/21                                                                    BB/P           1,325,000       1,330,711
Ser. 4-A, 6s, 9/1/28                                                          BB+/P            700,000         738,745
San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac. Dist. Dist.
Special Tax (No. 6 Mission Bay South), Ser. A, 5.15s, 8/1/35                  BB-/P          1,500,000       1,506,270
San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds, Ser. A, 5
1/2s, 1/15/28                                                                 Ba2            1,500,000       1,470,225
San Joaquin Hills, Trans. Corridor Agcy. Toll Rd. Rev. Bonds,
7.55s, 1/1/10                                                                 Aaa           10,000,000      11,274,100
Santaluz Cmnty., Facs. Dist. No. 2 Special Tax Rev. Bonds (Impt.
Area No. 1), Ser. B, 6 3/8s, 9/1/30                                           BB+/P          6,875,000       7,019,581
Southern CA Pub. Pwr. Auth. IFB (Transmission), 8.877s, 7/1/12                Aa3              350,000         352,184
Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac. Dist. No. 1), 7
3/4s, 8/1/32                                                                  BB-/P          6,780,000       7,327,621
Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Marketplace 94-1), zero %, 9/1/14                                            B/P           10,230,000       5,426,606
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26                                                                  BBB-/P         9,500,000      10,045,870
7s, 2/1/17                                                                    BBB-/P         6,840,000       7,232,890
                                                                                                           214,320,098
----------------------------------------------------------------------------------------------------------------------
Colorado (0.7%)
CO Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran), 5.9s,
10/1/27                                                                       A3             5,000,000       5,414,600
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 Prerefunded                                                  A3               745,000         859,462
6 3/8s, 12/15/30                                                              A3               755,000         837,242
Larimer Cnty., G.O. Bonds (Poudre Impt. - School Dist. No. 1),
7s, 12/15/16                                                                  Aa3            3,000,000       3,818,550
                                                                                                            10,929,854
----------------------------------------------------------------------------------------------------------------------
Connecticut (1.1%)
CT State Dev. Auth. Rev. Bonds
(East Hills Woods), Ser. A, 7 3/4s, 11/1/17                                   B-/P           5,148,859       4,581,815
(Elm Park Baptist), 5s, 12/1/13                                               BBB+           1,000,000       1,035,050
(East Hills Woods), Ser. B, zero %, 3/1/21                                    B-/P             604,924          22,418
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds
(Elim Street Park Baptist, Inc.), 5.85s, 12/1/33                              BBB+           2,000,000       2,121,480
CT State Dev. Auth. Poll. Control Rev. Bonds (Western MA), Ser.
A, 5.85s, 9/1/28                                                              Baa2           9,000,000       9,734,850
                                                                                                            17,495,613
----------------------------------------------------------------------------------------------------------------------
Delaware (0.5%)
GMAC Muni. Mtge. Trust 144A sub. Notes
Ser. A1-3, 5.3s, 10/31/39                                                     A3             3,500,000       3,559,325
Ser. A1-1, 4.15s, 10/31/39                                                    A3             4,500,000       4,461,730
                                                                                                             8,021,055
----------------------------------------------------------------------------------------------------------------------
District of Columbia (4.4%)
DC G.O. Bonds, Ser. A
6 3/8s, 6/1/26 #                                                              AAA           48,750,000      51,174,825
FSA, 5s, 6/1/25                                                               Aaa            5,000,000       5,290,150
DC Rev. Bonds (American Geophysical Union)
5 7/8s, 9/1/23                                                                BBB            4,200,000       4,219,110
5 3/4s, 9/1/13                                                                BBB            2,825,000       2,837,430
DC Tobacco Settlement Fin. Corp. Rev. Bonds, 6 1/2s, 5/15/33                  BBB            8,500,000      10,113,725
                                                                                                            73,635,240
----------------------------------------------------------------------------------------------------------------------
Florida (4.9%)
Cap. Trust Agcy. Rev. Bonds (Seminole Tribe Convention), Ser. A,
10s, 10/1/33                                                                  B/P            7,500,000       8,267,025
CFM Cmnty. Dev. Dist. Rev. Bonds
Ser. A, 6 1/4s, 5/1/35                                                        BB-/P          4,000,000       4,254,600
(Cap. Impt.), Ser. B, 5 7/8s, 5/1/14                                          BB-/P            500,000         518,800
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. &
Baptist Manor), 5 1/8s, 10/1/19                                               A3             1,650,000       1,693,808
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B
5 1/8s, 11/1/09                                                               BB-/P          3,750,000       3,780,675
5s, 11/1/07                                                                   BB-/P            400,000         402,432
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 7 1/4s, 10/1/29                  BBB+/F         1,000,000       1,129,830
Hernando Cnty. Wtr . and Swr. Rev. Bonds, MBIA, 5s, 6/1/29                    Aaa            4,000,000       4,227,720
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds (Adventist Sunbelt),
Ser. A, 6s, 11/15/31                                                          A2             3,000,000       3,274,980
Islands at Doral III, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. 04-A, 5.9s, 5/1/35                                                       BB/P           4,085,000       4,217,722
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (Shell
Point Village), Ser. A, 5 1/2s, 11/15/29                                      BBB-           4,350,000       4,367,922
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.), Ser. A, 6.7s, 11/15/19                                                 BB+            2,000,000       2,197,000
Middle Village Cmnty. Dev. Dist. Special Assmt., Ser. A, 6s,
5/1/35                                                                        BB-/P          2,000,000       2,074,300
Old Palm, Cmnty. Dev. Dist. Special Assmt. Bonds (Palm Beach
Gardens), Ser. A, 5.9s, 5/1/35                                                BB/P           1,000,000       1,032,850
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth. Syst. - Sunbelt),   7s, 10/1/14                              Aaa            9,500,000      11,955,750
(Orlando Regl. Hlth. Care), 5 3/4s, 12/1/32                                   A2             2,700,000       2,922,507
(Adventist Hlth. Syst.), 5 5/8s, 11/15/32                                     A2             3,750,000       4,024,275
Reunion West, Cmnty. Dev. Dist. Special Assmt., 6 1/4s, 5/1/36                BB-/P          5,210,000       5,510,357
South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-2, 5 3/8s, 5/1/13             BB-/P            500,000         505,985
South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35             BB-/P          3,000,000       3,052,830
Sterling Hill, Cmnty. Dev. Dist. Rev. Bonds, Ser. B, 5 1/2s,
11/1/10                                                                       BB-/P          1,490,000       1,514,943
Town Ctr. at Palm Coast Cmnty., Dev. Dist. Special Assmt., 6s,
5/1/36                                                                        BB-/P          2,000,000       2,044,940
Turnbull Creek Cmnty., Dev. Dist. Special Assmt., 5.8s, 5/1/35                BB-/P          2,000,000       2,038,240
Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.)
Ser. A, 6 5/8s, 5/1/33                                                        BB/P             980,000       1,031,979
Ser. B, 5 1/4s, 5/1/08                                                        BB/P             545,000         548,548
Westchester Cmnty. Dev. Dist. No. 1 Special Assmt. (Cmnty.
Infrastructure), 6 1/8s, 5/1/35                                               BB-/P          2,250,000       2,359,080
World Commerce Cmnty. Dev. Dist. Special Assmt., Ser. A-1
6 1/2s, 5/1/36                                                                BB-/P          1,250,000       1,311,450
6 1/4s, 5/1/22                                                                BB-/P          1,000,000       1,034,530

                                                                                                            81,295,078
----------------------------------------------------------------------------------------------------------------------
Georgia (2.3%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds (GA
Power Co.), 4.45s, 12/1/08                                                    A2            12,000,000      12,415,680
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Pacific Corp.), 6
1/2s, 6/1/31                                                                  Ba3            3,400,000       3,573,468
Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA Baptist Hlth. Care
Syst.), U.S. Govt. Coll., 6 3/8s, 10/1/28                                     AAA            6,000,000       7,595,460
Fulton Cnty., Res. Care Fac. Rev. Bonds (Canterbury Court), Class
A, 6 1/8s, 2/15/34                                                            B+/P             800,000         810,056
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev. Bonds (Visay Paper, Inc.)
7 1/2s, 1/1/26                                                                B+/P           8,475,000       8,565,174
7.4s, 1/1/16                                                                  B+/P           1,700,000       1,717,884
Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds (Stone
Container Corp.), 8 1/8s, 7/1/15                                              B/P            3,160,000       3,266,429
                                                                                                            37,944,151
----------------------------------------------------------------------------------------------------------------------
Hawaii (0.3%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22                                                                  Aaa            4,000,000       3,987,720
3.45s, 1/1/11                                                                 Aaa            1,190,000       1,181,265
                                                                                                             5,168,985
----------------------------------------------------------------------------------------------------------------------
Illinois (1.4%)
Chicago, G.O. Bonds, Ser. A, FSA, 5s, 1/1/24                                  AAA            3,000,000       3,164,130
Chicago, Special Assmt. Bonds (Lake Shore East), 6 3/4s, 12/1/32              BB/P           1,500,000       1,635,645
Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds (American
Airlines, Inc.), 8.2s, 12/1/24                                                Caa2           1,000,000         980,850
IL Dev. Fin. Auth. VRDN (North Shore Country Day), 2.32s, 7/1/33              VMIG1          1,600,000       1,600,000
IL Fin. Auth. Rev. Bonds (Friendship Village Schaumburg), Ser. A,
5 5/8s, 2/15/37                                                               BB+            1,000,000       1,001,580
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.),   8 1/4s, 8/1/12                              D/P            1,315,000       1,296,564
(Cmnty. Rehab. Providers Fac.), Ser. A,   7 7/8s, 7/1/20                      D/P              982,364         864,087
(Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                                    Baa1           4,675,000       5,255,588
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33                                    B+             1,000,000       1,049,800
(Elmhurst Memorial Hlth. Care),   5 5/8s, 1/1/28                              A2             6,000,000       6,351,360
                                                                                                            23,199,604
----------------------------------------------------------------------------------------------------------------------
Indiana (1.6%)
Anderson Indpt. School Bldg. Corp. Rev. Bonds (First Mtge.), FSA,
5 1/2s, 7/15/25                                                               AAA            1,595,000       1,764,628
IN State Office Bldg. Communication Facs. Rev. Bonds (Southeast
Regl. Treatment Ctr.), Ser. E, AMBAC, 5s, 7/1/26                              Aaa            2,605,000       2,726,914
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
5.1s, 1/15/17                                                                 Baa2          12,000,000      12,540,000
Rockport, Poll. Control Mandatory Put Bonds (Indiana Michigan
Pwr. Co.), Ser. C, 2 5/8s, 10/1/06                                            BBB            2,200,000       2,181,674
Rockport, Poll. Control Rev. Bonds (Indiana-Michigan Pwr.), Ser.
A, 4.9s, 6/1/25                                                               Baa2           7,000,000       7,150,500
                                                                                                            26,363,716
----------------------------------------------------------------------------------------------------------------------
Iowa (1.5%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D, GNMA Coll.,
FNMA Coll., 5s, 1/1/36                                                        Aaa            4,000,000       4,197,360
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
9 1/4s, 7/1/25                                                                BBB-/P        16,010,000      19,391,152
9.15s, 7/1/09                                                                 BBB-/P           645,000         737,009
IA Fin. Auth. Retirement Cmnty. Rev. Bonds (Friendship Haven),
Ser. A, 6s, 11/15/24                                                          BB/P             300,000         303,675
Marion Hlth. Care Fac. Rev. Bonds (First Mtg.), Ser. IA, 1.76s,
1/1/29                                                                        CCC               45,000          46,005
                                                                                                            24,675,201
----------------------------------------------------------------------------------------------------------------------
Kansas (0.3%)
Lenexa, Hlth. Care Rev. Bonds (LakeView Village)
Ser. C, 6 7/8s, 5/15/32                                                       BB+            2,250,000       2,448,495
Ser. B, 6 1/4s, 5/15/26                                                       BB+            1,200,000       1,231,068
Wyandotte Cnty., KS City, U. Govt. Special Oblig. Rev. Bonds (2nd
Lien- Area B), 5s, 12/1/20                                                    BBB-/F         1,000,000         996,750
                                                                                                             4,676,313
----------------------------------------------------------------------------------------------------------------------
Kentucky (2.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtg.), Ser. IA, 6
1/2s, 1/1/29                                                                  B+/P             260,000         265,806
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Healthcare, Inc.),
Ser. A
6 5/8s, 10/1/28                                                               BBB+           6,250,000       6,898,750
6 1/8s, 10/1/10                                                               BBB+           3,740,000       3,986,541
KY Econ. Dev. Hosp. Fin. Auth. VRDN (Baptist Hlth. Care), Ser. B,
MBIA, 2.32s, 8/15/31                                                          VMIG1         25,000,000      25,000,000
                                                                                                            36,151,097
----------------------------------------------------------------------------------------------------------------------
Louisiana (2.2%)
LA Hlth. Ed. Auth. Rev. Bonds (Lambert House), Ser. A, 6.2s,
1/1/28                                                                        B+/P           3,000,000       3,049,410
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James
Place), Ser. A, 7s, 11/1/20                                                   B-/P           8,828,000       8,514,783
LA Pub. Fac. Auth. Hosp. Rev. Bonds
(Lake Charles Memorial Hosp.),   8 5/8s, 12/1/30                              CCC/P          5,020,000       5,382,444
(Franciscan Missionaries), FSA,   5 3/4s, 7/1/18                              Aaa            5,000,000       5,836,900
Port of New Orleans, Indl. Dev. Rev. Bonds (Continental Grain
Co.), 7 1/2s, 7/1/13                                                          BB-            8,000,000       8,115,680
Tangipahoa Parish Hosp. Svcs. Rev. Bonds (North Oaks Med. Ctr.),
Ser. A, 5s, 2/1/25                                                            A                900,000         926,046
W. Feliciana Parish, Poll. Control Rev. Bonds (Entergy Gulf
States), Ser. B, 6.6s, 9/1/28                                                 BBB-           4,000,000       4,044,240
                                                                                                            35,869,503
----------------------------------------------------------------------------------------------------------------------
Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.), 6
7/8s, 10/1/26                                                                 Ba1            5,500,000       5,864,265
Maryland (1.2%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt. Coll., 8s, 5/15/29               AAA            5,000,000       6,114,750
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35                                             BB+/P          2,000,000       2,100,320
(Medstar Health), 5 1/2s, 8/15/33                                             Baa1           1,500,000       1,561,695
(Medstar Hlth.), 5 3/8s, 8/15/24                                              Baa1           2,000,000       2,101,400
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady of
Good Counsel School), Ser. A, 6s, 5/1/35                                      B/P              600,000         616,098
MuniMae Tax Exempt Bond Subsidiary, LLC Rev. Bonds, Ser. A-2,
4.9s, 6/30/49                                                                 A3             2,000,000       1,976,640
Westminster, Econ. Dev Rev. Bonds (Carroll Lutheran Village)
Ser. A, 6 1/4s, 5/1/34                                                        BB/P           3,400,000       3,546,030
Ser. A, 6s, 5/1/24                                                            BB/P           2,000,000       2,078,320
                                                                                                            20,095,253
----------------------------------------------------------------------------------------------------------------------
Massachusetts (3.6%)
MA State Dev. Fin. Agcy. Rev. Bonds (Lasell College), 6 3/4s,
7/1/31                                                                        B+             5,195,000       5,397,449
 State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15                                     BBB-/P         8,250,000      10,168,785
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33                                       BBB-           6,000,000       6,607,380
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                                    BBB            4,900,000       5,638,234
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32                                      Baa2           9,750,000      10,515,473
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31                              BBB+           4,400,000       4,723,092
(Hlth. Care Syst. Covenant Hlth.), Ser. E,   6s, 7/1/31                       A              7,200,000       7,828,560
(Caritas Christi Oblig. Group), Ser. A,   5 1/4s, 7/1/08                      BBB            2,630,000       2,722,313
(Partners Hlth. Care Syst.), Ser. F, 5s,   7/1/20                             Aa3            1,500,000       1,606,470
MA State Indl. Fin. Agcy. Rev. Bonds
(Evanswood Bethzatha Corp.),   8s, 1/15/27 (In default) +                     D/P            2,378,153           2,973
(1st Mtge. Stone Institution & Newton),   7.9s, 1/1/24                        BB-/P            750,000         762,075
MA State Indl. Fin. Agcy. Rev. Bonds
(1st. Mtge. Evanswood Bethzatha-A),   7 7/8s, 1/15/20 (In
default) +                                                                    D/P            1,664,711           2,081
(Sr. Living Fac. Forge Hill), 7s, 4/1/17                                      B/P            1,675,000       1,631,936
(TNG Marina Bay LLC Project),   7 1/2s, 12/1/27                               B/P            1,850,000       1,915,990
                                                                                                            59,522,811
----------------------------------------------------------------------------------------------------------------------
Michigan (4.1%)
Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds (Glacier
Hills, Inc.), State & Local Govt. Coll., 8 3/8s, 1/15/19                      AAA            2,474,000       3,211,598
Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds, 5 3/4s, 6/1/16                  Baa2          15,000,000      16,385,400
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s,
7/1/20                                                                        Baa3           2,500,000       2,588,900
Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City Hosp. OB Group),
Ser. A
5 3/4s, 9/1/17                                                                Ba1            3,000,000       2,948,670
5 5/8s, 9/1/10                                                                Ba1            1,900,000       1,896,181
MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.), Ser. A, 5
3/4s, 4/1/32                                                                  A2             2,500,000       2,653,850
MI State Strategic Fund Ltd. Oblig. Rev. Bonds (Detroit Edison
Co.), MBIA, 6.4s, 9/1/25                                                      Aaa           15,000,000      15,340,350
MI State Strategic Fund Solid Waste Disp. Rev. Bonds
(Genesee Pwr. Station), 7 1/2s, 1/1/21                                        B/P            3,550,000       3,387,659
(SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                                      BB/P           5,500,000       5,743,540
Midland Cnty., Econ. Dev. Corp. Rev. Bonds, 6 3/4s, 7/23/09                   Ba3            5,000,000       5,244,850
Plymouth-Canton Cmnty., School Dist. G.O. Bonds, FGIC, Q-SBLF,
5s, 5/1/28                                                                    Aaa            1,645,000       1,737,910
Waterford, Econ. Dev. Corp. Rev. Bonds (Canterbury Hlth.), 6s,
1/1/39                                                                        B-/P           5,455,000       4,441,079
Whitmore Lake, Pub. School Dist. G.O. Bonds, FGIC, Q-SBLF, 5s,
5/1/28                                                                        Aaa            2,275,000       2,391,048
                                                                                                            67,971,035
----------------------------------------------------------------------------------------------------------------------
Minnesota (1.0%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.), 4.95s, 7/1/22              A              6,605,000       6,733,467
Minneapolis, Rev. Bonds (Walker Methodist Sr. Svcs.), Ser. A, 6s,
11/15/28                                                                      B+/P           2,075,000       1,943,590
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. H, 5s, 1/1/36                                               Aa1            2,000,000       2,108,180
(Residential Hsg.), Ser. H, 4s, 1/1/11                                        Aa1              445,000         445,632
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd
Lutheran Home), 6s, 1/1/34                                                    BB+              800,000         822,808
St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds (Healtheast), Ser.
A, 6 5/8s, 11/1/17                                                            Ba1            3,915,000       3,937,511
                                                                                                            15,991,188
----------------------------------------------------------------------------------------------------------------------
Mississippi (1.0%)
Jackson Cnty., Poll. Control VRDN (Chevron USA, Inc.), 2.3s,
6/1/23                                                                        VMIG1          2,200,000       2,200,000
Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev. Bonds (Weyerhaeuser
Co.)
Ser. A, 6.8s, 4/1/22                                                          Baa2             250,000         307,535
Ser. B, 6.7s, 4/1/22                                                          Baa2           2,500,000       3,046,875
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22                                              BBB-           2,000,000       2,026,360
MS Home Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B-2, GNMA   Coll., FNMA Coll., 6.45s,
12/1/33                                                                       Aaa            7,000,000       7,454,790
(Single Fam. Mtge.), Ser. B, 5 1/2s, 6/1/36                                   Aaa            1,500,000       1,610,250
                                                                                                            16,645,810
----------------------------------------------------------------------------------------------------------------------
Missouri (1.2%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St.
Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32                                                                A              3,000,000       3,185,730
5 1/2s, 6/1/27                                                                A              3,250,000       3,455,595
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtg.
Bishop Spencer), Ser. A, 6 1/4s, 1/1/24                                       BB-/P          2,000,000       2,070,300
MO Hsg. Dev. Comm. Rev. Bonds (Home Ownership), Ser. B, GNMA
Coll., FNMA Coll., 5.8s, 9/1/35                                               AAA            3,000,000       3,266,430
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth. Syst.), 5
1/4s, 5/15/32                                                                 AA             2,500,000       2,626,825
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. D-2, GNMA Coll.,   FNMA Coll., 6
1/2s, 9/1/29                                                                  AAA            1,845,000       1,931,900
(Single Fam.), Ser. E-1, GNMA Coll.,   FNMA Coll., 6.45s,
9/1/29                                                                        AAA              665,000         693,588
(Single Fam. Homeowner Loan), Ser. A-2,   GNMA Coll., 6.3s,
3/1/30                                                                        AAA            1,445,000       1,512,236
MO State Hsg. Dev. Comm. Single Fam. Mtge. Rev. Bonds (Home
Ownership Loan), Ser. A-1, GNMA Coll., FNMA Coll., 6 3/4s, 3/1/34             AAA            1,500,000       1,571,820
                                                                                                            20,314,424
----------------------------------------------------------------------------------------------------------------------
Montana (0.7%)
Forsyth, Poll. Control Mandatory Put Bonds (Avista Corp.), AMBAC,
5s, 12/30/08                                                                  Aaa            3,325,000       3,469,704
Forsyth, Poll. Control VRDN (Pacific Corp.), 2.4s, 1/1/18                     VMIG1          8,125,000       8,125,000
MT State Board Inv. Exempt Fac. Rev. Bonds (Still Water Mining
Project), 8s, 7/1/20                                                          B1               750,000         800,768
                                                                                                            12,395,472
----------------------------------------------------------------------------------------------------------------------
Nebraska (--%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12                                              CCC/P            136,310         106,307
(Brookhaven), zero %, 9/1/12                                                  CCC/P          1,582,934          31,801
                                                                                                               138,108
----------------------------------------------------------------------------------------------------------------------
Nevada (2.1%)
Clark Cnty., Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                         Aaa            2,000,000       2,142,340
Clark Cnty., Arpt. Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/19                   Aaa            3,745,000       4,042,278
Clark Cnty., Impt. Dist. Special Assmt. (Dist. No. 142), 6 3/8s,
8/1/23                                                                        BB-/P          1,000,000       1,031,050
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp. Project),
Ser. C, 5.45s, 3/1/38                                                         Baa2           5,350,000       5,680,149
Clark Cnty., Local Impt. Dist. Special Assmt. Bonds (No. 142),
6.1s, 8/1/18                                                                  BB-/P          1,500,000       1,546,785
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.8s, 3/1/23                                                      BB-/P          4,410,000       4,544,770
(No. T-16), 5.1s, 3/1/21                                                      BB-/P          1,250,000       1,263,438
(No. T-16), 4.8s, 3/1/15                                                      BB-/P          1,795,000       1,801,767
(No. T-14)
5.55s, 3/1/17                                                                 BB-/P          2,625,000       2,704,249
4s, 3/1/08                                                                    BB-/P          2,235,000       2,242,554
Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19                                     BB-/P          1,000,000       1,031,230
(Dist. No. 607), 5.9s, 6/1/18                                                 BB-/P            200,000         206,210
(Dist. No. 607), 5.9s, 6/1/17                                                 BB-/P          1,500,000       1,546,725
Las Vegas, Special Impt. Dist. Rev. Bonds (No. 809 - Summerlin
Area), 5.65s, 6/1/23                                                          BB/P             810,000         824,515
Washoe Cnty., Wtr. Fac. Mandatory Put Bonds (Sierra Pacific Pwr.
Co.), 5s, 7/1/09                                                              Ba2            3,500,000       3,510,430
                                                                                                            34,118,490
----------------------------------------------------------------------------------------------------------------------
New Hampshire (2.2%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Havenwood-Heritage Heights),   7.35s, 1/1/18                                 BB-/P          3,000,000       3,083,580
(Havenwood-Heritage Heights),   7.1s, 1/1/06                                  BB-/P            440,000         442,842
(Riverwoods at Exeter), Ser. A,   6 1/2s, 3/1/23                              BB+/P          1,000,000       1,024,210
(Riverwoods at Exeter), Ser. A,   6 3/8s, 3/1/13                              BB+/P            265,000         271,646
(Rivermead at Peterborough),   5 3/4s, 7/1/28                                 BB/P           6,000,000       6,042,960
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington at Nashua), Ser.
A, 6 7/8s, 5/1/33                                                             B/P            2,200,000       2,284,480
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A,   7s, 10/1/29                           BBB-/P         3,000,000       3,036,930
(Franklin Regl. Hosp. Assn.), Ser. A,   6.05s, 9/1/29                         BB-/P          4,260,000       4,077,885
(Proctor Academy), Ser. A, 5.6s, 6/1/28                                       Baa2           3,550,000       3,650,288
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
(Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                           A3             7,000,000       7,354,410
3 1/2s, 7/1/27                                                                Baa2           2,600,000       2,546,752
NH State Bus. Fin. Auth. Poll. Control & Solid Waste Rev. Bonds
(Crown Paper Co.), 7 3/4s, 1/1/22 (In default) +                              D              8,551,027              86
NH State Hsg. Fin. Auth. Single Family Rev. Bonds (Mtge.
Acquisition), Ser. C, 5.85s, 1/1/35                                           Aa2            3,000,000       3,240,990
                                                                                                            37,057,059
----------------------------------------------------------------------------------------------------------------------
New Jersey (4.5%)
Camden Cnty., Impt. Auth. Rev. Bonds (Dockside Refrigerated),
8.4s, 4/1/24 (In default) +                                                   D/P            5,000,000       4,503,850
NJ Econ. Dev. Auth. Rev. Bonds
(Winchester Gardens), Ser. A,   8 5/8s, 11/1/25                               Aaa            7,000,000       7,632,730
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27                                         Aaa            2,100,000       2,283,771
(Cedar Crest Village, Inc.), Ser. A,   7s, 11/15/16                           BB-/P            900,000         929,592
(Newark Arpt. Marriot Hotel), 7s, 10/1/14                                     Ba3            9,700,000      10,047,066
(1st Mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                                   Aaa            2,065,000       2,176,035
(First Mtge. Presbyterian Home), Ser. A,   6 3/8s, 11/1/31                    BB/P             500,000         519,445
(United Methodist Homes), Ser. A-1,   6 1/4s, 7/1/33                          BB+            3,000,000       3,147,420
(First Mtge. Presbyterian Home), Ser. A,   6 1/4s, 11/1/20                    BB/P             500,000         519,085
NJ Econ. Dev. Auth. Rev. Bonds
(First Mtge. Lions Gate), Ser. A,   5 7/8s, 1/1/37                            B/P              800,000         813,536
(Cigarette Tax), 5 1/2s, 6/15/24                                              Baa2           9,000,000       9,493,470
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27                                     Aaa            7,000,000       7,449,960
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), FSA,   6 3/4s, 7/1/19                         Aaa            6,000,000       7,544,760
(South Jersey Hosp.), 6s, 7/1/12                                              Baa1           5,000,000       5,556,950
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39                                                                BBB            2,000,000       2,381,200
6 1/4s, 6/1/43                                                                BBB            1,535,000       1,776,225
6s, 6/1/37                                                                    BBB            6,260,000       6,844,747
                                                                                                            73,619,842
----------------------------------------------------------------------------------------------------------------------
New Mexico (1.7%)
Farmington, Poll. Control Mandatory Put Bonds (Pub. Svc. San
Juan), Class B, 2.1s, 4/1/06                                                  Baa2           1,740,000       1,724,636
Farmington, Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co. San
Juan), Ser. A, 6.95s, 10/1/20                                                 Ba1            5,500,000       5,777,255
Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.), Ser. A, 2.34s,
5/1/24                                                                        VMIG1         19,300,000      19,300,000
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. B-2,
GNMA Coll., FNMA Coll., FHLMC Coll., 6.1s, 7/1/29                             AAA            2,000,000       2,076,140
                                                                                                            28,878,031
----------------------------------------------------------------------------------------------------------------------
New York (6.5%)
Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable Leadership), Ser.
A, 5 3/4s, 7/1/26                                                             Baa3           2,000,000       2,096,920
Capital Compost Escrow zero %, 10/31/05 (F)                                   D/P              375,000          24,750
Huntington, Hsg. Auth. Rev. Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/39                                                            B-/P           1,250,000       1,232,063
Long Island, Pwr. Auth. Rev. Bonds, MBIA, 5 1/4s, 4/1/10                      Aaa           20,000,000      21,268,400
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds, Ser. A, 5
3/4s, 12/1/24                                                                 A3             2,000,000       2,160,680
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North Shore Hlth.
Syst. Project D), 5 1/4s, 11/1/07                                             A3             1,575,000       1,645,009
NY City, G.O. Bonds
Ser. B, FGIC, 6s, 8/1/06                                                      Aaa           12,560,000      12,960,162
Ser. C, 5 1/2s, 8/1/13                                                        A1             8,000,000       8,857,760
Ser. C, 5 1/2s, 8/1/12                                                        A1             7,500,000       8,300,925
NY City, Indl. Dev. Agcy. Rev. Bonds
(Paper Inc.), 7.8s, 1/1/16                                                    B+/P           1,000,000       1,040,670
(Liberty-7 World Trade Ctr.), Ser. A,   6 1/4s, 3/1/15                        B-/P           4,400,000       4,681,072
(Brooklyn Navy Yard Cogen. Partners),   5.65s, 10/1/28                        BBB-           3,250,000       3,275,155
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Brooklyn
Polytech. U. Project J), 6 1/8s, 11/1/30                                      BB+              500,000         505,035
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds (Airis
JFK I LLC), Ser. A, 5 1/2s, 7/1/28                                            Baa3           5,400,000       5,421,330
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British
Airways PLC), 5 1/4s, 12/1/32                                                 BA2            3,325,000       3,033,165
NY City, State Dorm. Auth. Lease Rev. Bonds (Court Fac.), 6s,
5/15/39                                                                       A+             2,800,000       3,165,064
NY State Dorm. Auth. Rev. Bonds (Mt. Sinai NYU Hlth.), Ser. C,
5s, 7/1/11                                                                    Ba1            2,750,000       2,789,270
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds
(Brooklyn Union Gas), 6.952s, 7/1/26                                          A+             1,800,000       1,893,906
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.),
Ser. A, 5 7/8s, 12/1/29                                                       BB+/P          1,500,000       1,506,540
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay Paperboard,
LLC), 7s, 11/1/30 (acquired 12/9/98, cost $8,900,000)                         BB/P           8,900,000       9,420,917
Port Auth. NY & NJ Rev. Bonds (Kennedy Intl. Arpt. - 4th
Installment), 6 3/4s, 10/1/11                                                 BB+/P          2,500,000       2,642,775
Port. Auth. NY & NJ Special Obligation Rev. Bonds, 7s, 10/1/07                BB+/P            700,000         720,195
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Peconic Landings),
Ser. A, 8s, 10/1/20                                                           B+/P           4,000,000       4,456,240
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,   7 5/8s, 1/1/30                           B-/P           3,800,000       3,999,614
(Gurwin Jewish-Phase II), 6.7s, 5/1/39                                        B+/P           1,000,000       1,046,660
                                                                                                           108,144,277
----------------------------------------------------------------------------------------------------------------------
North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.Bonds
Ser. B, FGIC, 6s, 1/1/22                                                      Aaa            3,800,000       4,651,010
Ser. C, 5 3/8s, 1/1/17                                                        Baa2           7,500,000       7,967,625
Ser. C, 5 3/8s, 1/1/16                                                        Baa2           1,000,000       1,059,110
Ser. C, 5.3s, 1/1/15                                                          Baa2           2,000,000       2,117,900
NC Med. Care Comm. Retirement Fac. Rev. Bonds (1st Mtge. - Givens
Estates), Ser. A, 6 1/2s, 7/1/32                                              BB-/P          4,500,000       4,784,040
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser.
B, 6 1/2s, 1/1/20                                                             A3             9,000,000      10,085,400
                                                                                                            30,665,085
----------------------------------------------------------------------------------------------------------------------
North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. D, 5.95s,
7/1/19                                                                        AA1            1,135,000       1,186,620
----------------------------------------------------------------------------------------------------------------------
Ohio (2.6%)
Cleveland-Cuyahoga Cnty., Port. Auth. Rev. Bonds (Rock & Roll
Hall of Fame), FSA, 3.6s, 12/1/14                                             Aaa            1,500,000       1,501,260
Coshocton Cnty., Env. Rev. Bonds (Smurfit- Stone Container), 5
1/8s, 8/1/13                                                                  B              1,600,000       1,583,984
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/15                                AA3            4,500,000       5,131,215
OH State Env. Impt. Rev. Bonds (USX Corp.), 5 5/8s, 5/1/29                    Baa1             750,000         805,148
OH State Higher Edl. Fac. FRB (Kenyon College), 4.7s, 7/1/37                  A+             5,000,000       5,245,550
OH State Higher Edl. Fac. Mandatory Put Bonds
(Kenyon College), 4.95s, 7/1/15                                               A2             2,500,000       2,646,475
(Kenyon College Project), 4.85s, 7/1/14                                       A2             5,000,000       5,296,550
OH State Higher Edl. Fac. Rev. Bonds (Case Western Reserve U.), 5
1/2s, 10/1/22                                                                 Aa2            3,000,000       3,328,860
OH State Solid Waste Mandatory Put Bonds, 4.85s, 11/1/07                      BBB            6,500,000       6,642,350
OH State Wtr. Dev. Auth. Poll. Control Fac. Mandatory Put Bonds
(Cleveland Elec.), Class A, 3 3/4s, 10/1/08                                   Baa2             750,000         753,083
OH State Wtr. Dev. Auth. Poll. Control Fac. Rev. Bonds, 6.1s,
8/1/20                                                                        Baa2           6,000,000       6,357,240
OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds
(North Star Broken Hill Steel), 6.45s, 9/1/20                                 A+             3,000,000       3,068,250
(Bay Shore Power Co.), Ser. A,   5 7/8s, 9/1/20                               BB+/P          1,200,000       1,212,768
----------------------------------------------------------------------------------------------------------------------
                                                                                                            43,572,733
----------------------------------------------------------------------------------------------------------------------
Oklahoma (0.7%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.), Ser.
A, U.S. Govt. Coll., 5 5/8s, 8/15/29                                          Aaa            3,075,000       3,369,831
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA   Coll., FNMA Coll., 7.1s,
9/1/26                                                                        Aaa              965,000       1,014,080
(Homeownership Loan), Ser. C-2,   GNMA Coll., FNMA Coll., 5.7s,
9/1/35                                                                        Aaa            1,700,000       1,851,198
(Home Ownership Loan), Ser. B,   5.35s, 3/1/35                                Aaa            2,250,000       2,390,445
Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds (Doane Products Co.), 7
1/4s, 6/1/17                                                                  B-/P           2,350,000       2,249,209
                                                                                                            10,874,763
----------------------------------------------------------------------------------------------------------------------
Oregon (0.7%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza),
6 1/2s, 12/1/29                                                               BB-/P          9,300,000       9,482,094
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Fam.
Mtge.), Ser. B, 5 3/8s, 7/1/34                                                Aa2            2,000,000       2,132,320
                                                                                                            11,614,414
----------------------------------------------------------------------------------------------------------------------
Pennsylvania (5.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Hlth. Syst.), Ser.
B, 9 1/4s, 11/15/15                                                           B1             6,500,000       7,854,600
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (Env. Imports), 4
3/4s, 12/1/32                                                                 Baa1           5,000,000       5,235,350
Beaver Cnty., Indl. Dev. Auth. Poll. Control Mandatory Put Bonds
(Cleveland Elec.), 3 3/4s, 10/1/08                                            Baa2           2,850,000       2,849,060
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10                                                      BBB-           8,680,000       9,291,159
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34                                                                BB-/P          1,700,000       1,845,656
7 1/4s, 7/1/24                                                                BB-/P          1,725,000       1,856,135
Dauphin Cnty., Hosp. Rev. Bonds (Northwestern Med. Ctr.), 8 5/8s,
10/15/13                                                                      AAA            2,940,000       3,029,053
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.), 5 1/2s,
3/15/26                                                                       A              1,500,000       1,590,510
Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View Retirement),
Ser. A, 5 1/8s, 12/15/20                                                      BB-/P          1,000,000       1,004,000
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke's Hosp. - Bethlehem),   5 3/8s, 8/15/33                             Baa2           5,250,000       5,413,853
(Lehigh Valley Hosp. Hlth. Network),   Ser. A, 5 1/4s, 7/1/32                 A1             3,860,000       4,014,091
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds
(Whitemarsh Cont Care), 6 1/4s, 2/1/35                                        B/P            2,400,000       2,511,864
New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (New
Morgan Landfill Co., Inc.), 6 1/2s, 4/1/19                                    BB-            1,750,000       1,749,020
PA Convention Ctr. Auth. Rev. Bonds, Ser. A, 6 3/4s, 9/1/19                   Baa2             750,000         760,013
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds
(Colver), Ser. E, 8.05s, 12/1/15                                              BBB-/P        13,000,000      13,278,980
(Colver), Ser. D, 7.15s, 12/1/18                                              BBB-           2,000,000       2,042,420
(Northhampton), Ser. B, 6 3/4s, 1/1/07                                        BBB-           1,870,000       1,887,204
(Northampton Generating), Ser. A,   6 1/2s, 1/1/13                            BB             3,000,000       3,038,580
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36                                                   BBB+           1,500,000       1,586,265
(Philadelphia College of Osteopathic Med.),   5s, 12/1/13                     A              1,345,000       1,425,700
(Philadelphia College of Osteopathic   Medicine), 5s, 12/1/06                 A                945,000         965,781
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Jeanses
Hosp. Project), 5 7/8s, 7/1/17                                                AAA            3,000,000       3,223,800
Philadelphia, Hosp. & Higher Edl. Fac. Auth. Rev. Bonds (Graduate
Hlth. Syst. Oblig. Group), 7 1/4s, 7/1/18 (In default) +                      D/P            4,858,731             486
Philadelphia, Indl. Dev. Auth. VRDN (Fox Chase Cancer Ctr.),
2.33s, 7/1/25                                                                 A-1+           3,800,000       3,800,000
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31                                                                  AAA/P          3,060,000       3,661,994
7s, 9/1/22                                                                    AAA/P          1,000,000       1,191,300
Washington Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(1st Mtge. AHF/Central), 7 3/4s, 1/1/29                                       CCC            1,245,000       1,280,420
West Cornwall, Tpk. Muni. Auth. Rev. Bonds (Elizabethtown
College), 6s, 12/15/27                                                        BBB+           2,500,000       2,693,975
West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.), 6
1/4s, 1/1/32                                                                  BBB+           2,000,000       2,156,020
York Cnty., Indl. Dev. Auth. Rev. Bonds (PSEG Power, LLC), Ser.
A, 5 1/2s, 9/1/20                                                             Baa1           2,000,000       2,126,460
                                                                                                            93,363,749
----------------------------------------------------------------------------------------------------------------------
Puerto Rico (0.5%)
PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds (Cogen.
Fac.-AES), 6 5/8s, 6/1/26                                                     Baa3           7,400,000       8,027,372
----------------------------------------------------------------------------------------------------------------------
Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A
6 1/4s, 6/1/42                                                                BBB            1,310,000       1,407,543
6 1/8s, 6/1/32                                                                BBB            1,465,000       1,567,960
                                                                                                             2,975,503
----------------------------------------------------------------------------------------------------------------------
South Carolina (3.2%)
Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone Container
Corp.), 7 3/8s, 2/1/07                                                        B/P            3,090,000       3,105,512
Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
Ser. A, FGIC, 6 1/2s, 1/1/16 Prerefunded                                      Aaa            3,080,000       3,804,385
Ser. A, FGIC, 6 1/2s, 1/1/16                                                  Aaa              630,000         764,814
(Unrefunded Balance 2004), Ser. A, FGIC,   6 1/2s, 1/1/16                     Aaa            2,410,000       2,948,804
Richland Cnty., Rev. Bonds (Intl. Paper Co.), Ser. A, 4 1/4s,
10/1/07                                                                       Baa2           3,000,000       3,039,450
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32                  AAA            5,750,000       6,785,748
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2, AMBAC, 5s,
7/1/35                                                                        Aaa            2,750,000       2,887,060
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth. Alliance)
Ser. A, 7 3/8s, 12/15/21                                                      Baa2           3,800,000       4,579,722
Ser. C, 6 3/8s, 8/1/34                                                        Baa1           3,000,000       3,293,940
Ser. C, 6s, 8/1/20                                                            Baa1           5,000,000       5,470,850
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
6 3/8s, 5/15/30                                                               BBB            9,000,000      10,532,790
6 3/8s, 5/15/28                                                               BBB            6,000,000       6,423,240

                                                                                                            53,636,315
----------------------------------------------------------------------------------------------------------------------
South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. Rev. Bonds, Ser. B, 6 1/2s,
6/1/32                                                                        BBB            3,550,000       3,869,110
SD State Hlth & Edl. Fac. Auth. Rev. Bonds (Sioux Valley Hosp. &
Hlth. Syst.), Ser. A, 5 1/2s, 11/1/31                                         A1             1,230,000       1,309,643
                                                                                                             5,178,753
----------------------------------------------------------------------------------------------------------------------
Tennessee (1.3%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds (Hosp. Ref. &
Impt.), Ser. B, 8s, 7/1/33                                                    Baa2           4,000,000       4,781,600
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (Mountain States
Hlth.), Ser. A
7 1/2s, 7/1/33                                                                BBB+           6,500,000       7,721,545
7 1/2s, 7/1/25                                                                BBB+           3,000,000       3,579,390
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds (Federal Express Corp.)
5.05s, 9/1/12                                                                 Baa2           4,000,000       4,226,240
4 1/2s, 7/1/14                                                                Baa2           2,000,000       1,999,920
                                                                                                            22,308,695
----------------------------------------------------------------------------------------------------------------------
Texas (5.6%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist Retirement),
Ser. A
7s, 11/15/33                                                                  BB/P           2,500,000       2,664,675
5.9s, 11/15/25                                                                BB/P           6,850,000       6,861,577
Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 6 3/8s,
4/1/21                                                                        Baa2           1,500,000       1,563,660
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds (American
Opty-Waterford), Ser. A1, 7s, 12/1/36                                         Baa1           5,000,000       5,093,900
Crawford Ed. Fac. Rev. Bonds (U. St. Thomas), 5 3/8s, 10/1/27                 BBB+           3,985,000       4,173,849
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev. Bonds (American
Airlines, Inc.)
8 1/4s, 11/1/36                                                               Caa2           2,500,000       2,392,050
7 1/4s, 11/1/30                                                               Caa2           2,000,000       1,732,260
6 3/8s, 5/1/35                                                                Caa2           3,000,000       2,261,430
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds, Ser. A,
PSFG, 5s, 2/15/29                                                             Aaa            5,000,000       5,244,100
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds (Wesleyan U.), Ser.
A, 6s, 10/1/12                                                                Ba2            1,720,000       1,761,056
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds, 6 1/4s, 8/15/29                 BB             4,100,000       4,184,337
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds (Memorial
Hermann Hlth. Care Syst.), Class A, 5 1/4s, 12/1/17                           A2             1,500,000       1,622,835
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E,   6 3/4s, 7/1/29                        B-             2,500,000       2,399,775
(Special Fac. - Continental Airlines, Inc.),   Ser. E, 6 3/4s,
7/1/21                                                                        B-             7,000,000       6,833,050
(Continental Airlines, Inc.), Ser. C,   5.7s, 7/15/29                         B-             3,000,000       2,403,300
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial Hlth. Syst. of
East TX), 5.7s, 2/15/28                                                       BBB            5,500,000       5,679,080
North East Indpt. School Dist. G.O. Bonds, PSFG, 5s, 8/1/29                   Aaa            7,150,000       7,514,650
Round Rock, Hotel Occupancy Tax Rev. Bonds (Convention Ctr.
Complex), 5.85s, 12/1/24                                                      BBB/P          5,265,000       5,270,476
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                          Baa2           8,000,000       8,645,760
Tarrant Cnty., Hlth. Fac. Dev. (TX Hlth. Resource Sys.), Ser. A,
MBIA, 5 3/4s, 2/15/12                                                         Aaa            4,000,000       4,489,240
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.), 6s, 7/1/25             Baa3           4,945,000       5,082,966
TX State IFB, Ser. B, 9.338s, 9/30/11                                         Aa1            3,500,000       4,492,460
                                                                                                            92,366,486
----------------------------------------------------------------------------------------------------------------------
Utah (0.5%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10                                                                BB-            1,000,000       1,026,640
7.45s, 7/1/17                                                                 BB-/P            600,000         629,268
Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev. Bonds (Union
Pacific), Ser. A, 5.7s, 11/1/26                                               Baa2           4,000,000       4,175,920
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil), 5.05s, 11/1/17                Baa1           1,950,000       2,073,728
                                                                                                             7,905,556
----------------------------------------------------------------------------------------------------------------------
Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 22, FSA, 5s, 11/1/34                      Aaa            1,000,000       1,040,710
----------------------------------------------------------------------------------------------------------------------
Virginia (2.4%)
Henrico Cnty. Econ. Dev. Auth. Rev. Bonds (United Methodist)
Ser. A, 6.7s, 6/1/27                                                          BB+/P          5,250,000       5,563,635
Ser. A, 6 1/2s, 6/1/22                                                        BB+/P          3,000,000       3,201,960
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, FSA, 5.929s, 8/23/27              Aaa            4,000,000       4,730,280
James Cnty., Indl. Dev. Auth. Rev. Bonds (Williamsburg), Ser. A,
6 1/8s, 3/1/32                                                                BB-/P          2,500,000       2,630,400
Peninsula Ports Auth. Rev. Bonds (VA Baptist Homes), Ser. A, 7
3/8s, 12/1/32                                                                 B+/P           4,000,000       4,347,720
Suffolk, Redev. & Hsg. Auth. Rev. Bonds (Beach-Oxford Apts.)
6 1/4s, 10/1/33                                                               BB-/P          5,510,000       5,451,814
6.1s, 4/1/26                                                                  BB-/P          5,000,000       4,918,850
Tobacco Settlement Fin. Corp. Rev. Bonds, 5 1/2s, 6/1/26                      BBB            3,610,000       3,777,071
VA State Hsg. Dev. Auth. Rev. Bonds (Cmnwlth. Mtge.), 3.45s,
10/1/10                                                                       Aaa            4,000,000       3,981,160
Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Westminster-Canterbury)
Ser. A, 5.3s, 1/1/35                                                          BB/P           1,000,000       1,007,320
Ser. A, 5.2s, 1/1/27                                                          BB/P             300,000         303,300
                                                                                                            39,913,510
----------------------------------------------------------------------------------------------------------------------
Washington (1.2%)
Tobacco Settlement Auth. of WA Rev. Bonds, 6 1/2s, 6/1/26                     BBB            4,735,000       5,206,085
WA State Hsg. Fin. Comm. Rev. Bonds (Single Fam.), Ser. 3A, GNMA
Coll., FNMA Coll., 4.15s, 12/1/25                                             Aaa            2,475,000       2,472,005
WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3), Ser.
B, MBIA, 7 1/8s, 7/1/16                                                       Aaa            5,000,000       6,360,200
Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds (Healtheast), 5
1/2s, 11/15/27                                                                Baa3           5,500,000       5,350,180
                                                                                                            19,388,470
----------------------------------------------------------------------------------------------------------------------
West Virginia (0.7%)
Mason Cnty., Poll. Control FRB (Aappalachian Pwr. Co. Project),
Ser. L, 5 1/2s, 10/1/22                                                       Baa2           3,475,000       3,591,934
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s,
5/1/29                                                                        B2             4,495,000       3,991,470
WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                            Aaa            3,600,000       4,473,108
                                                                                                            12,056,512
----------------------------------------------------------------------------------------------------------------------
Wisconsin (1.2%)
Badger Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28                                                                    BBB            2,000,000       2,234,920
6 3/8s, 6/1/32                                                                BBB           13,250,000      14,331,598
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Wheaton Franciscan
Svcs.), 5 1/8s, 8/15/33                                                       A2             2,500,000       2,573,750
                                                                                                            19,140,268
----------------------------------------------------------------------------------------------------------------------
Total municipal bonds and notes (cost $1,557,848,314)                                                   $1,639,510,488

----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.9%)*
----------------------------------------------------------------------------------------------------------------------
                                                                                              Shares             Value
----------------------------------------------------------------------------------------------------------------------
Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                       BBB-           2,000,000      $2,146,960
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum.
pfd.                                                                          BBB-/P         6,000,000       6,460,680
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum.
pfd.                                                                          BBB-/P         6,000,000       6,764,040
----------------------------------------------------------------------------------------------------------------------
Total preferred stocks (cost $14,000,000)                                                                  $15,371,680

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.0%)* (cost $9,057,285)
----------------------------------------------------------------------------------------------------------------------
                                                                                              Shares             Value
----------------------------------------------------------------------------------------------------------------------
Tembec, Inc. (Canada) +                                                                        184,103        $521,202

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
Total investments (cost $1,580,905,599)                                                                 $1,655,403,370


  * Percentages indicated are based on net assets of $1,653,802,714.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2005. Securities rated by Putnam are indicated by "/P". Securities rated by Fitch are indicated by "/F". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

  + Non-income-producing security.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2005.

 ++ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2005 was $9,420,917 or less than 0.1% of net assets.

(F) Security is valued at fair value following procedures approved by the Trustees.

    At July 31, 2005, liquid assets totaling $20,760,195 have been designated as collateral for open forward commitment contracts.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at July 31, 2005.

    The dates shown on Mandatory Put Bonds are the next mandatory put dates.

    The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at July 31, 2005.

    The fund had the following industry group concentrations greater than 10% at July 31, 2005 (as a percentage of net assets):

          Health care          31.2%
          Utilities            18.9


--------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS OUTSTANDING at 7/31/05
--------------------------------------------------------------------------------------------------------------------------
                                                                 Number of                      Expiration      Unrealized
                                                                 contracts           Value            date    appreciation
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note 10 yr (Short)                                      1041    $115,534,734          Sep-05      $1,209,439


--------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/05
--------------------------------------------------------------------------------------------------------------------------
                                                                                  Notional     Termination      Unrealized
                                                                                    amount            date    depreciation
--------------------------------------------------------------------------------------------------------------------------
Agreement with JPMorgan Chase Bank, N.A. dated March 10, 2005 to pay quarterly the notional amount multiplied by 3.702% and
receive quarterly the notional amount multiplied by the Bond
Market Association Municipal Swap Index.                                       $60,000,000         9/14/12       $(592,854)

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities 7/31/05

-----------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------
Investment in securities, at value (Note 1): Unaffiliated
issuers (identified cost $1,580,905,599)                       $1,655,403,370
-----------------------------------------------------------------------------
Cash                                                                  762,984
-----------------------------------------------------------------------------
Interest and other receivables                                     22,132,891
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                175,040
-----------------------------------------------------------------------------
Receivable for securities sold                                      3,822,420
-----------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              683,156
-----------------------------------------------------------------------------
Receivable for closed swap contracts (Note 1)                         555,738
-----------------------------------------------------------------------------
Total assets                                                   $1,683,535,599

-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------
Distributions payable to shareholders                               2,571,843
-----------------------------------------------------------------------------
Payable for securities purchased                                   21,756,945
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,323,695
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,389,650
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            126,970
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                279,687
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,684
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                457,745
-----------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              592,854
-----------------------------------------------------------------------------
Other accrued expenses                                                230,812
-----------------------------------------------------------------------------
Total liabilities                                                  29,732,885
-----------------------------------------------------------------------------
Net assets                                                     $1,653,802,714

-----------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                             $1,807,275,742
-----------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)           3,485,922
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (232,073,307)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                         75,114,357
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,653,802,714
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,375,968,089 divided by 105,719,752 shares)                         $13.02
-----------------------------------------------------------------------------
Offering price per class A share
(100/96.25 of $13.02)*                                                 $13.53
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($242,212,993 divided by 18,580,588 shares)**                          $13.04
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($23,054,426 divided by 1,770,392 shares)**                            $13.02
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,567,206 divided by 965,636 shares)                                $13.01
-----------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $13.01)***                                               $13.45

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.



Statement of operations Year ended 7/31/05

-----------------------------------------------------------------------------
INTEREST INCOME                                                   $69,403,342
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,812,973
-----------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      766,015
-----------------------------------------------------------------------------
Custodian fees (Note 2)                                               147,443
-----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             54,762
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       42,481
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,099,522
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,748,572
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 153,342
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  45,058
-----------------------------------------------------------------------------
Other                                                                 323,898
-----------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    22,457
-----------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (22,457)
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (266,693)
-----------------------------------------------------------------------------
Total expenses                                                     11,927,373
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (98,522)
-----------------------------------------------------------------------------
Net expenses                                                       11,828,851
-----------------------------------------------------------------------------
Net investment income                                              57,574,491
-----------------------------------------------------------------------------
Net realized gain on investments (including realized gain
of $141,039 on sale of affiliated issue)(Notes 1, 3 and 5)             62,358
-----------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (2,038,327)
-----------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        2,527,909
-----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the year                       50,673,935
-----------------------------------------------------------------------------
Net gain on investments                                            51,225,875
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $108,800,366

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------
                                                  Year ended       Year ended
                                                     7/31/05          7/31/04
-----------------------------------------------------------------------------
Operations:
Net investment income                            $57,574,491      $58,837,341
-----------------------------------------------------------------------------
Net realized gain (loss) on investments              551,940      (68,993,242)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments        50,673,935       85,385,128
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       108,800,366       75,229,227
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
From ordinary income
-----------------------------------------------------------------------------
Class A                                              (74,319)        (203,556)
-----------------------------------------------------------------------------
Class B                                              (16,588)         (46,466)
-----------------------------------------------------------------------------
Class C                                               (1,051)          (2,543)
-----------------------------------------------------------------------------
Class M                                                 (620)          (1,816)
-----------------------------------------------------------------------------
From tax-exempt income
-----------------------------------------------------------------------------
Class A                                          (47,169,364)     (48,239,448)
-----------------------------------------------------------------------------
Class B                                           (8,358,222)      (9,618,834)
-----------------------------------------------------------------------------
Class C                                             (596,409)        (514,977)
-----------------------------------------------------------------------------
Class M                                             (396,360)        (418,432)
-----------------------------------------------------------------------------
Redemption fees (Note 1)                                 179               --
-----------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            604,463,774     (265,227,788)
-----------------------------------------------------------------------------
Total increase (decrease) in net assets          656,651,386     (249,044,633)

-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------
Beginning of year                                997,151,328    1,246,195,961
-----------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$3,485,922 and undistributed net investment
income of $2,539,732, respectively)           $1,653,802,714     $997,151,328

The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.46        $12.31        $12.88        $13.39        $13.27
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .60 (c)       .68 (c)       .74           .83           .80
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .57           .15          (.57)         (.52)          .11
-------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.17           .83           .17           .31           .91
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.61)         (.68)         (.74)         (.82)         (.79)
-------------------------------------------------------------------------------------------------------
Total distributions                       (.61)         (.68)         (.74)         (.82)         (.79)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $13.02        $12.46        $12.31        $12.88        $13.39
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    9.59          6.87          1.34          2.38          7.10

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,375,968      $798,737    $1,000,769    $1,115,695    $1,145,710
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  .85 (c)       .92 (c)       .91           .90           .88
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.77 (c)      5.43 (c)      5.83          6.31          6.01
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   21.33         18.25         28.90         19.87         17.95


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.02% and 0.02%, respectively, based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.48        $12.33        $12.90        $13.41        $13.29
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .52 (c)       .60 (c)       .67           .76           .73
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .57           .15          (.57)         (.52)          .12
-------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.09           .75           .10           .24           .85
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.53)         (.60)         (.67)         (.75)         (.73)
-------------------------------------------------------------------------------------------------------
Total distributions                       (.53)         (.60)         (.67)         (.75)         (.73)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $13.04        $12.48        $12.33        $12.90        $13.41
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    8.82          6.16          0.82          1.88          6.55

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         242,213      $180,830      $222,970      $281,825      $356,506
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.49 (c)      1.57 (c)      1.43          1.40          1.39
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.15 (c)      4.78 (c)      5.32          5.83          5.49
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   21.33         18.25         28.90         19.87         17.95


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.02% and 0.02%, respectively, based on average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.47        $12.31        $12.89        $13.39        $13.27
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .50 (c)       .58 (c)       .64           .72           .69
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .56           .16          (.58)         (.51)          .12
-------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.06           .74           .06           .21           .81
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.51)         (.58)         (.64)         (.71)         (.69)
-------------------------------------------------------------------------------------------------------
Total distributions                       (.51)         (.58)         (.64)         (.71)         (.69)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $13.02        $12.47        $12.31        $12.89        $13.39
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    8.64          6.11           .45          1.64          6.25

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $23,054       $10,600       $12,028       $11,002        $6,779
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.64 (c)      1.72 (c)      1.71          1.70          1.68
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.97 (c)      4.64 (c)      5.02          5.46          5.20
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   21.33         18.25         28.90         19.87         17.95


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.02% and 0.02%, respectively, based on average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                       7/31/05       7/31/04       7/31/03       7/31/02       7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.46        $12.31        $12.89        $13.39        $13.27
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                      .56 (c)       .64 (c)       .70           .79           .76
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .56           .15          (.58)         (.51)          .12
-------------------------------------------------------------------------------------------------------
Total from
investment operations                     1.12           .79           .12           .28           .88
-------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.57)         (.64)         (.70)         (.78)         (.76)
-------------------------------------------------------------------------------------------------------
Total distributions                       (.57)         (.64)         (.70)         (.78)         (.76)
-------------------------------------------------------------------------------------------------------
Redemption fees                             -- (d)        --            --            --            --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $13.01        $12.46        $12.31        $12.89        $13.39
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    9.17          6.56           .96          2.16          6.79

-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $12,567        $6,985       $10,429       $11,706       $11,474
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.14 (c)      1.22 (c)      1.21          1.20          1.18
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.47 (c)      5.13 (c)      5.54          6.00          5.70
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   21.33         18.25         28.90         19.87         17.95


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.02% and 0.02%, respectively, based on average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements 7/31/05

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax Free Income Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $218,734,176 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $43,937,109 of capital losses acquired in connection with the acquisition of Putnam Municipal Income Fund which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover               Expiration
---------------------------------------
   $23,145,357            July 31, 2006
    34,691,361            July 31, 2007
     8,579,409            July 31, 2008
     1,682,906            July 31, 2009
     1,466,587            July 31, 2010
    24,697,987            July 31, 2011
    87,799,907            July 31, 2012
    36,670,662            July 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2006 $2,773,207 of losses recognized during the period November 1, 2004 to July 31, 2005 a portion of which could be limited by
Section 381 of the Code.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of capital loss carryover, dividends payable, defaulted bond interest, unrealized gains on certain futures contracts, market discount, straddle loss deferrals, and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31,2005, the fund reclassified $98,808 to increase undistributed net investment income and $8,645,185 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $8,546,377.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $99,843,423
Unrealized depreciation           (24,799,404)
                                  -----------
Net unrealized appreciation        75,044,019
Undistributed tax-exempt
income                              6,558,826
Undistributed ordinary income         308,419
Capital loss carryforward        (218,734,176)
Post October loss                  (2,773,207)
Cost for federal income tax
purposes                       $1,580,359,351

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. Prior to March 18, 2005, such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended July 31, 2005, Putnam Management waived $266,693 of its management fee from the fund.

For the period ended July 31, 2005, Putnam Management has assumed $22,457 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2005, the fund paid PFTC $913,458 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2005, the fund's expenses were reduced by $98,522 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $494, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of
(i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $21,321 and $336 on the sale of class A and class M shares, respectively, and received $191,406 and $671 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2005, Putnam Retail Management, acting as underwriter, received $165 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $249,587,975 and $311,269,687, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-------------------------------------------------------------------------
CLASS A                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                             4,259,053         $54,824,395
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                           2,273,909          29,205,889
-------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Municipal Income Fund                  47,117,436         605,015,571
-------------------------------------------------------------------------
                                       53,650,398         689,045,855
-------------------------------------------------------------------------
Shares repurchased                    (12,016,260)       (154,170,794)
-------------------------------------------------------------------------
Net increase                           41,634,138        $534,875,061

Year ended 7/31/04:

Shares sold                             2,732,805         $34,050,893
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                           2,371,678          29,690,091
-------------------------------------------------------------------------
                                        5,104,483          63,740,984
Shares repurchased                    (22,318,200)       (278,790,981)
-------------------------------------------------------------------------
Net decrease                          (17,213,717)      $(215,049,997)

-------------------------------------------------------------------------
CLASS B                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                               575,057          $7,388,118
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             333,823           4,291,536
-------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Municipal Income Fund                   7,626,046          98,078,397
-------------------------------------------------------------------------
                                        8,534,926         109,758,051
-------------------------------------------------------------------------
Shares repurchased                     (4,439,932)        (57,190,515)
-------------------------------------------------------------------------
Net increase                            4,094,994         $52,567,536

Year ended 7/31/04:

Shares sold                               930,003         $11,644,576
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                             387,564           4,859,493
-------------------------------------------------------------------------
                                        1,317,567          16,504,069
-------------------------------------------------------------------------
Shares repurchased                     (4,916,360)        (61,526,126)
-------------------------------------------------------------------------
Net decrease                           (3,598,793)       $(45,022,057)

-------------------------------------------------------------------------
CLASS C                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                               156,335          $2,006,699
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              25,988             334,107
-------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Municipal Income Fund                     953,897          12,255,182
-------------------------------------------------------------------------
                                        1,136,220          14,595,988
-------------------------------------------------------------------------
Shares repurchased                       (215,870)         (2,776,372)
-------------------------------------------------------------------------
Net increase                              920,350         $11,819,616

Year ended 7/31/04:

Shares sold                               180,330         $ 2,259,492
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              21,463             268,452
-------------------------------------------------------------------------
                                          201,793           2,527,944
-------------------------------------------------------------------------
Shares repurchased                       (328,482)         (4,093,502)
-------------------------------------------------------------------------
Net decrease                             (126,689)        $(1,565,558)

-------------------------------------------------------------------------
CLASS M                                    Shares              Amount
-------------------------------------------------------------------------
Year ended 7/31/05:

Shares sold                                25,253          $  326,460
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              19,829             254,824
-------------------------------------------------------------------------
Shares issued in connection
with the merger of Putnam
Municipal Income Fund                     535,178           6,871,615
-------------------------------------------------------------------------
                                          580,260           7,452,899
-------------------------------------------------------------------------
Shares repurchased                       (175,074)         (2,251,338)
-------------------------------------------------------------------------
Net increase                              405,186         $ 5,201,561

Year ended 7/31/04:

Shares sold                                18,623          $  232,608
-------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                              22,470             281,100
-------------------------------------------------------------------------
                                           41,093             513,708
-------------------------------------------------------------------------
Shares repurchased                       (327,841)         (4,103,884)
-------------------------------------------------------------------------
Net decrease                             (286,748)        $(3,590,176)

Note 5: Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

-------------------------------------------------------------------------
                       Purchase       Sales       Dividend       Market
Affiliates                 Cost        Cost         Income        Value
-------------------------------------------------------------------------
Hoover Group, Inc.          $--        $709            $--          $--
-------------------------------------------------------------------------
Market values are shown for those securities affiliated at period end.


Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.

Note 7: Acquisition of Putnam Municipal Income Fund

On March 21, 2005, the fund issued 47,117,436; 7,626,046; 953,897; and
535,178 class A, class B, class C and class M shares, respectively, in exchange for 69,692,992; 11,303,507; 1,410,792; and 791,929 class A, class
B, class C and class M shares of Putnam Municipal Income Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Municipal Income Fund on March 18, 2005, valuation date, were $965,410,122 and $722,220,765 respectively. On March 18, 2005, Putnam Municipal Income Fund had distributions in excess of net investment income of $114,175, accumulated net realized loss of $57,858,443 and unrealized appreciation of $28,646,579. The aggregate net assets of the fund immediately following the acquisition were $1,687,630,887.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Tax-Free High Yield Fund.



Federal tax information (Unaudited)

The fund has designated 99.8% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


About the Trustees

-----------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

-----------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

-----------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

-----------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

-----------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

-----------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

-----------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

-------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust
(a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

-----------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

-----------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

-----------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

-----------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of July 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Associate Treasurer and Principal Executive
Officer
Since 1989

Jonathan S. Horwitz (6/4/55)

Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)

Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)

Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)

Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)

Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)

Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)

Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)

Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)

Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)

Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)

Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)

Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[blank page]

[LOGO OMITTED]

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

[GRAPHIC OMITTED: SCALE]


Not FDIC Insured    May Lose Value    No Bank Guarentee

AN042  226697  9/05


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be "access persons" under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee's account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make "qualified redemptions" of shares from such an account less than 90 days (or one year, as applicable) after purchase. "Qualified redemptions" include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee's personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2005       $64,546*    $5,500**        $7,040    $906
July 31, 2004       $69,779*    $--             $6,306    $206

* Includes fees of $ 25 and $ 888 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2005 and July 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

** Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended July 31, 2005 and July 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 208,775 and $ 140,140 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
July 31, 2005       $--             $--   $--         $--
July 31, 2004       $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES
---------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 28, 2005